                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                             NICOLLET PROCESS ENGINEERING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                              2000 ANNUAL MEETING

                             ---------------------

                       NICOLLET PROCESS ENGINEERING, INC.

                           2665 SOUTH BAYSHORE DRIVE
                                   SUITE PH2B
                            COCONUT GROVE, FL 33133

                            ------------------------

TO THE SHAREHOLDERS OF NICOLLET PROCESS ENGINEERING, INC.:

    You are cordially invited to attend our Annual Meeting of Shareholders to be held on January 28, 2000, at 9:00 a.m., local time, at the Mayfair Hotel, located at 3000 Florida Avenue, Coconut Grove, Florida, 33133.

    The formal Notice of Meeting, Proxy Statement and form of proxy are enclosed.

    Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

                                          Very truly yours,

                                          /s/ Evros Psiloyenis
                                          Evros Psiloyenis
                                          PRESIDENT

December 22, 1999

                          PLEASE SIGN, DATE AND RETURN
                          THE ENCLOSED PROXY PROMPTLY
                        TO SAVE THE COMPANY THE EXPENSE
                          OF ADDITIONAL SOLICITATION.

                       NICOLLET PROCESS ENGINEERING, INC.
                           2665 SOUTH BAYSHORE DRIVE
                                   SUITE PH2B
                            COCONUT GROVE, FL 33133

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 28, 2000

                            ------------------------

TO THE SHAREHOLDERS OF NICOLLET PROCESS ENGINEERING, INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of Nicollet Process Engineering, Inc. will be held on January 28, 2000, at 9:00 a.m., local time, at the Mayfair Hotel, located at 3000 Florida Avenue, Coconut Grove, Florida, 33133, for the following purposes:

    1. To elect four directors to serve for the ensuing year or until their successors are elected and qualified;

    2. To consider and act upon a proposal to amend the Company's 1995 Amended and Restated Stock Incentive Plan to increase the number of shares available for issuance thereunder to 7,800,000.

    3. To consider and act upon a proposal to change the state of incorporation of the Company from Minnesota to Delaware, the effect of which would result in a change of the Company's name from "Nicollet Process Engineering, Inc." to "XBOX Technologies, Inc." and increase the number of authorized shares of capital stock from 55,000,000 to 80,000,000 shares, consisting of 75,000,000 shares of common stock, $.10 par value, and 5,000,000 of undesignated stock, $.10 par value;

    4. To ratify the appointment of Ernst & Young LLP, certified public accountants, as independent auditors for the Company for the year ending August 31, 2000; and

    5. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

    The close of business on December 16, 1999 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments thereof.

                                          By Order of the Board of Directors,

                                          /s/ Thomas A. Letscher
                                          Thomas A. Letscher
                                          SECRETARY

December 22, 1999

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.

                       NICOLLET PROCESS ENGINEERING, INC.
                           2665 SOUTH BAYSHORE DRIVE
                                   SUITE PH2B
                            COCONUT GROVE, FL 33133

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 28, 2000

                             ---------------------

                                  INTRODUCTION

    The Annual Meeting of Shareholders (the "Annual Meeting") of Nicollet Process Engineering, Inc. (the "Company") will be held on January 28, 2000, at 9:00 a.m., local time, at the Mayfair Hotel, located at 3000 Florida Avenue, Coconut Grove, Florida, 33133, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

    A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

    Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

    The Company expects that this proxy material will first be mailed to shareholders on or about December 22, 1999.

                                VOTING OF SHARES

    Only holders of Common Stock of record at the close of business on December 16, 1999 will be entitled to vote at the Annual Meeting. On
December 16, 1999, the Company had 27,280,206 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting.

    The presence at the Annual Meeting, in person or by proxy, of the holders of fifty percent (50%) of the outstanding shares of Common Stock entitled to vote at the meeting (13,640,103 shares) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (I.E., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

    Except for the proposal to change the Company's state of incorporation, all of the proposals described in this Proxy Statement and any other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the meeting). The affirmative vote, whether made in person or by proxy, of the holders of a majority of the outstanding Common Stock is required for the approval of Proposal No. 3 (proposal to change the Company's state of incorporation from Minnesota to Delaware). Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the other proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

                             ELECTION OF DIRECTORS
                                   PROPOSAL 1

NOMINATION

    The Restated Bylaws of the Company provide that the number of directors must be at least one, or such other number as may be determined by the Board of Directors or by the shareholders at a regular meeting. The Board of Directors (the "Board") has set its size at four and has nominated the four individuals below to serve as directors of the Company until the next annual meeting of the shareholders or until their respective successors have been elected and qualified. All of the nominees are members of the current Board. Mr. John van Leeuwen and Mr. Manuel Schiappa Pietra are officers of TECHinspirations, Inc. a Nevada corporation and wholly owned subsidiary of TECH Cayman ("TECH") and were elected in connection with the investment in the company by TECH Cayman. See "Certain Relationships and Related Transactions." Mr. Boszhardt was elected as a member of the Board to fulfill the Company's obligations under certain Subscription Agreements dated November 7, 1997, among the Company and several investors.

    The Board recommends a vote FOR the election of each of the nominees listed below. In absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If prior to the meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT DIRECTORS AND NOMINEES

    The following information has been furnished to the Company, as of December 1, 1999, by the existing directors of the Company and by persons who have been nominated by the Board to serve as directors for the ensuing year.

NAME OF DIRECTOR OR NOMINEE        AGE                        PRINCIPAL OCCUPATION
---------------------------      --------   --------------------------------------------------------
Manuel Schiappa Pietra........      40      President of TECHinspirations, Inc.

Thomas W. Bugbee..............      48      President of Bugbee and Associates, LLC

Andrew K. Boszhardt, Jr.......      43      Chief Executive Officer of Oscar Capital Management, LLC

John van Leeuwen..............      41      Chairman of the Board of TECHinspirations, Inc.

    MANUEL SCHIAPPA PIETRA joined the Company's Board of Directors in
February 1999. Mr. Pietra has been the President of TECHinspirations, Inc. since April 1998. From March 1997 to March 1998 he assumed the Americas Vice Presidency for the Process Industry Vertical of Baan Company. From
September 1993 to December 1996, Mr. Pietra was a member of the Americas startup management team for the Baan Company USA, with sole responsibility for the Latin America region. Mr. Pietra also served from September 1993 to December 1996 on the boards of various Latin American divisions of Baan Company, including, Brazil, Venezuela, Chile, Argentina, Mexico, Peru and Columbia.

    THOMAS W. BUGBEE, joined the Company's Board of Directors in 1988.
Mr. Bugbee has been the President of Bugbee and Associates, LLC, a corporate finance advisory services company, since January 1996 when he founded the company. From November 1991 through January 1996, Mr. Bugbee was the President of Bugbee, Anton and Associates, Inc., a corporate finance advisory services company. During that time, Mr. Bugbee has served as Chief Financial Officer of several high-tech companies along with his responsibilities at Bugbee and Associates, LLC. From 1989 to 1991, he was a Senior Manager for Ernst & Young LLP and managed the Corporate Finance/Debt Restructuring Group for the Twin Cities.

    ANDREW K. BOSZHARDT, JR., joined the Company's Board of Directors in November 1997. Mr. Boszhardt currently serves as the Chief Executive Officer of Oscar Capital Management, LLC, an investment advisory firm, which he co-founded in December 1996. From 1980 through November 1996, Mr. Boszhardt was employed by Goldman Sachs & Co. where he served as a Vice President and was active in securities brokerage and asset management.

    JOHN VAN LEEUWEN, joined the Company's Board of Directors in December 1998. Mr. van Leeuwen currently serves as Chairman of the Board of TECHinspirations, Inc., a venture capital investment firm which he co-founded in June 1996. From October 1992 to June 1996, Mr. van Leeuwen was the President and General Manager of Baan Company Canada, a European software company. In September 1987, Mr. van Leeuwen founded STROHN Systems Inc., a computer systems integration and engineering services business.

INFORMATION ABOUT THE BOARD

    The business and affairs of the Company are managed by the Board, which met met fives times and took action by written consent on four occasions during fiscal 1999. All of the Directors attended 75% or more of the aggregate meetings of the Board during fiscal 1999.

DIRECTOR COMPENSATION

    The Company does not pay fees to the members of the Board of Directors, although it does reimburse members of the Board of Directors for expenses incurred in Board related activities. In the past, the Company has granted options to purchase shares of its Common Stock to outside directors, although no such options were granted in fiscal 1999.

         PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of December 1, 1999 unless otherwise noted (a) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) by each director,
(c) by each executive officer named in the Summary Compensation Table and
(d) by all executive officers and directors of the Company as a group.

                                                          SHARES OF COMMON STOCK
                                                          BENEFICIALLY OWNED(1)
                                                         ------------------------
                                                                       PERCENT OF
NAME                                                       AMOUNT       CLASS(2)
----                                                     -----------   ----------
TECHinspirations, Inc. (Cayman)(3).....................  24,750,000       77.4%
Oscar Capital Management Group(4)......................   2,308,833        8.5%
Manuel Schiappa Pietra(5)..............................           0          0%
Thomas W. Bugbee(6)....................................     107,790         .4%
Andrew K. Boszhardt, Jr.(7)............................   2,308,833        8.5%
John van Leeuwen(8)....................................           0          0%
Evros Psiloyenis(9)....................................           0          0%
Robert Pitner(10)......................................     328,959        1.3%
All executive officers and directors as a group
  (10 persons)(11).....................................   3,162,563       11.4%

------------------------

 (1) Except as otherwise indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

 (2) Based on 27,290,206 shares of Common Stock outstanding as of December 1, 1999.

 (3) Includes 4,750,000 shares of the Company's Common Stock issuable upon the exercise of a warrant. The address for TECHinspirations, Inc. (Cayman) is 2665 South Bayshore Drive, Suite PH2B, Coconut Grove, FL 33133.

 (4) Includes 233,333 shares of Common Stock held by Oscar Capital Management, LLC ("Oscar Capital"); 1,804,833 shares of Common Stock held by Andrew K. Boszhardt, Jr.; 104,000 shares of Common Stock issuable upon the exercise of outstanding warrants held by Mr. Boszhardt; and 166,667 shares of Common Stock held by Anthony Scaramucci. Mr. Boszhardt and Mr. Scaramucci are the sole members of Oscar Capital. The address for Oscar Capital is 900 Third Avenue, New York, NY 10022.

 (5) Excludes 24,750,000 shares of Common Stock held by TECHinspirations, Inc. (Cayman). Mr. Pietra serves as the President of TECHinspirations, Inc., a wholly owned subsidiary of TECH Cayman. The address for Mr. Pietra is 665 South Bayshore Drive, Suite PH2B, Coconut Grove, FL 33133.

 (6) Includes 27,500 shares of Common Stock issuable upon the exercise of outstanding stock options. The address for Mr. Bugbee is c/o Bugbee & Associates LLC, 2704 Drew Avenue South, Minneapolis, MN 55416.

 (7) Includes 104,000 shares of Common Stock issuable upon the exercise of outstanding warrants; 233,333 shares of Common Stock held by Oscar Capital; and 166,667 shares of Common Stock held by Anthony Scaramucci. The address for Mr. Boszhardt is c/o Oscar Capital Management LLC, 900 Third Avenue, New York, NY 1002.

 (8) Excludes 24,750,000 shares of Common Stock held by TECHinspirations, Inc. (Cayman). Mr. van Leeuwen serves as Chairman of the Board of TECHinspirations, Inc. The address for Mr. van Leeuwen is 2275 No. 8 Side Road, R.R. #2, Milton, Ontario, Canada.

 (9) The address for Mr. Psiloyenis is 10400 Viking Drive, Eden Prairie, MN
     55344.

 (10) Includes 221,459 shares of Common Stock issuable to Mr. Pitner upon the exercise of outstanding stock options.

 (11) Includes an aggregate of 434,531 shares of the Company's Common Stock issuable upon the exercise of a warrants and options held by the Company's directors and officers.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the two persons who served as President or Chief Executive Officer of the Company. No other executive officer of the Company had salary and bonus which exceeded $100,000 in the fiscal year ended August 31, 1999

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION                SECURITIES
                                                              --------------------------------------      UNDERLYING
NAME AND PRINCIPAL POSITION                       YEAR        SALARY ($)      BONUS($)       OTHER        OPTIONS (#)
---------------------------                     --------      ----------      --------      --------      -----------
Evros Psiloyenis(1).......................        1999           97,000             0             0         500,000
  PRESIDENT                                       1998                0             0             0               0
                                                  1997                0             0             0               0

Robert Pitner.............................        1999           83,000             0        69,900(2)       87,959(3)
  FORMER PRESIDENT AND CEO                        1998          108,000             0             0         263,500(4)
                                                  1997          108,000        34,000             0          26,000

------------------------

(1) Mr. Psiloyenis commenced employment with the Company on November 1, 1998.

(2) The Company became obligated to pay Mr. Pitner $69,900 over a six month period commencing May 18, 1999 pursuant to a Separation and Release Agreement with Robert Pitner. See EMPLOYMENT AND SEVERANCE for a description of this transaction.

(3) Mr. Pitner was granted options to purchase an aggregate of 381,834 shares of Common Stock during fiscal 1999. Pursuant to the Separation and Release Agreement, the amount of shares of Common Stock subject to these options was reduced to 87,959 shares.

(4) Mr. Pitner was granted options to purchase an aggregate of 263,500 shares of Common Stock during fiscal 1998. Of this amount, an aggregate of 248,500 shares represented options originally granted in December 1993, July 1994, August 1994, August 1995, September 1995 and October 1996, respectively, that were canceled and reissued in June 1998.

OPTION GRANTS AND EXERCISES

    The following tables summarize option grants and exercises during the year ended August 31, 1999 to or by the Named Executive Officers and the potential realizable value of the options held by such persons at August 31, 1999.

                                                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                               (INDIVIDUAL GRANTS)
                                    --------------------------------------------------------------------------
                                          NUMBER OF          PERCENT OF TOTAL
                                    SECURITIES UNDERLYING   OPTIONS GRANTED TO
                                           OPTIONS             EMPLOYEES IN      EXERCISE OR BASE   EXPIRATION
NAME                                    GRANTED(#)(1)          FISCAL YEAR         PRICE ($/SH)        DATE
----                                ---------------------   ------------------   ----------------   ----------
Evros Psiloyenis..................         500,000(2)              64.2%              $0.375         12/15/03

Robert Pitner.....................          87,959(3)              11.3%              $0.350          2/18/00

------------------------

(1) The options listed above were granted under the 1995 Plan. Options become exercisable under the 1995 Plan so long as the executive remains in the employ of the Company or one of its subsidiaries. To the extent not already exercisable, options granted under the 1995 Plan become immediately exercisable in full upon certain changes in control of the Company, provided that, upon such a change in control, the Committee may determine that holders of options granted under the 1995 Plan will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control of the Company over the exercise price of such options. See "Proposal to Amend the Amended and Restated 1995 Stock Incentive Plan."

(2) This option vests with respect to 200,000 shares on December 15, 2000, and with respect to 100,000 shares on the 15(th) day of December in each of 2001, 2002 and 2003.

(3) Mr. Pitner was granted an option to purchase an aggregate of 381,834 shares of Common Stock on September 1, 1999. The option had a termination date of September 1, 2003. At the time Mr. Pitner's employment with the Company terminated, the option was not vested with respect to any of the 381,834 shares. Pursuant to the Separation and Release Agreement, the amount of shares of Common Stock subject to this option was reduced to 87,959 shares, the option became fully vested with respect to the 87,959 shares and the termination date of the option was changed to February 18, 2000.

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                               NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                 OPTIONS AT FY-END         IN-THE-MONEY OPTIONS
                                  SHARES                              (#)(1)                   AT FY-END ($)
                               ACQUIRED ON       VALUE       -------------------------   -------------------------
NAME                           EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                           ------------   ------------   -------------------------   -------------------------
Evros Psiloyenis.............       0                0               0/500,000                   0/$93,750(2)

Robert Pitner................       0(3)         6,328(3)            221,459/0                   $52,066/0(4)

------------------------

(1) The exercise price of options granted under the Company's 1995 Plan may be paid in cash or in shares of the Company's Common Stock valued at fair market value on the date of exercise. In addition, the exercise price of options granted may be paid pursuant to a cashless exercise procedure under which the executive provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes. Under the 1995 Plan, the Compensation Committee also has the discretion to grant a supplemental cash bonus to an optionee in connection with the grant or exercise of an option or both the grant and exercise of an option. See "Proposal to Amend the Amended and Restated 1995 Stock Incentive Plan."

(2) Value is based on the difference between the fair market value of the Common Stock on August 31, 1999 and the exercise price of the options. The fair market value of the Common Stock as of August 31, 1999, was calculated as the average of the bid and asked prices as quoted in the local over-the-counter market ($.5625). The exercise price of the outstanding options is $.375 per share.

(3) Mr. Pitner exercised options for 10,000 and 15,000 shares of common stock on January 25, 1999 and August 9, 1999, but did so via a "Cashless Exercise," and therefor acquired 0 shares. Value is based on the exercise price of $.3125 and the average of the bid and ask price on each of these dates.

(4) Value is based on the difference between the fair market value of the Common Stock on August 31, 1999 and the exercise price of the options. The fair market value of the Common Stock as of August 31, 1999, was calculated as the average of the bid and asked prices as quoted in the local over-the-counter market ($.5625). The exercise price of outstanding options range from $.3125 to $.35 per share.

STOCK OPTION PLANS

    The Company's 1995 Amended and Restated Stock Incentive Plan (the "1995 Plan"), which was approved by the Company's shareholders in January 1996, replaced the Company's 1990 Stock Option Plan (the "1990 Plan"). The 1995 Plan provides for the grant to participating eligible recipients of the Company of options to purchase Common Stock, restricted stock awards, performance units, stock bonuses and stock appreciation rights. See "Proposal to Amend the Amended and Restated 1995 Stock Incentive Plan" for a description of the 1995 Plan, including terms related to a change in control of the Company.

    The terms of the 1990 Plan are substantially similar to those of the 1995 Plan, although the 1990 Plan does not provide for the grant of performance units, restricted stock awards or stock bonuses. Also, under the 1990 Plan, in the event of a dissolution or liquidation of the Company, a merger (other than a merger effecting a reincorporation of the Company in another state) or consolidation in which the Company is not the surviving corporation, or a transaction in which another corporation becomes the owner of 50% or more of the total combined voting power of all classes of stock of the Company, all outstanding options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; provided, however, that such acceleration of exercisability shall not apply to a given option or stock appreciation right if any surviving or acquiring corporation agrees to assume such option or stock appreciation right in connection with the merger, consolidation, or transaction or agrees to substitute a new option satisfying the requirements of Section 425(a) of the Internal Revenue Code of 1986, as amended, or to substitute a new stock appreciation right. See change in control of the Company for a description of the impact of a change in control under the 1995 Plan.

EMPLOYMENT AND SEVERANCE AGREEMENTS

    On June 18, 1998, the Company entered into a letter agreement with Evros Psiloyenis providing for his employment on an "at will" basis as the Company's President. Mr. Psiloyenis began employment on November 1, 1998. Mr. Psiloyenis is paid an annual base salary of $120,000, which amount may be increased by the Board of Directors, and a discretionary bonus, payable on completion of quarterly financial statements. In December 1998, Mr. Psiloyenis was granted an option to purchase 500,000 shares of Common Stock at an exercise price of $0.375 per share which vests with respect to 200,000 shares after two years and 100,000 after each of the next three years.

    On August 17, 1999 the Company entered into a Separation and Release Agreement with Robert Pitner. Under this agreement, Mr. Pitner confirmed that his employment with the Company terminated effective May 18, 1999 and the Company agreed to (i) pay Mr. Pitner $10,000 per month from May 18, 1999 through November 18, 1999, (ii) pay Mr. Pitner a car allowance of $400 per month from May 18, 1999 through November 18, 1999, (iii) pay the premium on Mr. Pitner's medical insurance plan from May 18,

1999 through November 18, 1999, and (iv) pay Mr. Pitner $7,499.70 for accrued vacation. The Company also agreed to amend the terms of certain options to purchase the Company's common stock held by Mr. Pitner to allow options to purchase an aggregate of 346,459 shares of Commn Stock to remain exercisable until the February 18, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On December 15, 1998, the Company entered signed a letter of intent with TECH Cayman, in connection with the assignment of the Company's credit facility from Norwest Business Credit, Inc. to TECH Cayman (the "Credit Facility") which provided for TECH Cayman to convert certain of the indebtedness of the Company under the Credit Facility into equity of the Company and also contemplated that the Company would grant a warrant to purchase equity securities of the Company to TECH Cayman and pay TECH $25,000 per month in consulting fees.. Mr. Manuel Schiappa Pietra one of the Company's directors, serves as the President of TECH and Mr. John van Leeuwen, another member of the Company's board of directors, serves as the chairman of the board of directors of TECH.

    On July 29, 1999, the Company and TECH Cayman entered a Stock Purchase Agreement (the "Purchase Agreement") to consummate the transactions contemplated by the letter of intent signed on December 15, 1998. The execution of the Purchase Agreement resulted in TECH Cayman acquiring a majority of the Company's outstanding voting securities. Pursuant to the Purchase Agreement, TECH Cayman converted (a) $3,000,000 of indebtedness under the Credit Facility into 20,000,000 shares of the Company's Common Stock at a conversion price of $.15 per share (the "Shares") and (b) $100 of indebtedness under the Credit Facility into a warrant to purchase the Company's Common Stock (the "Warrant"). The Warrant was immediately exercisable with respect to 1,500,000 shares, and will become exercisable with respect to an additional 1,000,000 shares, 1,000,000 shares and 1,250,000 shares after the Company's Common Stock had closed at a price of at least $1.00, $2.00 and $3.00 per share, respectively, for a period of ten days. TECH Cayman also has the right to designate a majority of the nominees for election to the Board of Directors. As a result of these transactions, TECH Cayman is now the beneficial owner of an aggregate 24,750,000 shares of Common Stock, consisting of 20,000,000 shares of Common Stock and the Warrant covering 4,750,000 shares of Common Stock, or approximately 77.3% of the outstanding shares of Common Stock as of December 16, 1999.

    In connection with the Purchase Agreement, the Company, TECH and TECH Cayman entered into an Acknowledgement and Amending Agreement pursuant to which the Credit Facility was assigned to TECH Cayman. TECH Cayman may continue to make discretionary advances to the Company under the Credit Facility. The advances will continue bear interest at the rate of 1% in excess of the prime rate. As of November 30, 1999, the principal outstanding balance was $3,419,900.

    Also in connection with the Purchase Agreement, the Company entered into a consulting agreement with TECH whereby the parties agreed that particular projects would be undertaken by TECH on behalf of the Company upon the request of the Company. Under the terms of this consulting agreement, TECH was deemed to have fully earned a stand-by retainer fee of $600,000.00, which earned fee was to be paid 24 monthly installments of $25,000.00 each, the first such installment being due on the 1(st) day of July, 1999, with subsequent installments being due on the 1(st) day of each consecutive month thereafter to and including the 1(st) day of June, 2001. If the Company fails to pay any installment within ten days of its due date, the entire remaining balance of the installments due will be accelerated and be then immediately due and payable to TECH on demand. TECH will be paid such further and other fees as may be negotiated between the parties as TECH performs additional services for the Company. The consulting agreement took effect on July 1, 1999 and continues until June 30, 2001 at which time it will be automatically be renewed for successive 12 month terms absent written notice by either side of an intent to terminate the agreement.

    In addition to the consulting agreement described above, the Company pays an additional $25,000 monthly consulting fee to TECH for services provided to Knowledgeware Solutions, Inc. which was acquired by the Company on November 12, 1999. TECH also provides consulting services to Amyyon Company ("Amyyon") and receives a monthly consulting fee from Amyyon of $25,000. As described below, the Company intends to purchase Amyyon from TECH Cayman, and will continue to pay TECH the $25,000 monthly fee for services rendered to Amyyon. After the Company acquires Amyyon from TECH Cayman, the Company will be paying TECH an aggregate of $75,000 a month for consulting services rendered to each of the Company's operating subsidiaries.

    The Company has signed a letter of intent with TECH Cayman (the "LOI") to acquire Amyyon. As described above, TECH Cayman is the largest shareholder of the Company. The LOI contemplates that the Company will acquire all of the issued and outstanding shares of Amyyon in exchange for 280,000 shares of its Series A Preferred Stock (the "Preferred Stock"). The Preferred Stock has preferential liquidation rights, and a certain number of shares of the Preferred Stock must be repurchased by the Company within ninety (90) days of (i) any equity investment in the Company and (ii) the end of the Company's fiscal year end. The number of shares that be must be repurchased on these dates is equal to twenty-eight percent (28%) of the equity investment or net earnings for the fiscal year, as applicable, divided by the redemption price currently in effect for the Preferred Stock, which will initially be $10 per share. After the transaction, the Company anticipates that Amyyon will be a wholly owned subsidiary of the Company. and will operate as a "stand-alone" company with its exclusive business being the exclusive distributor of proprietary software of Amyyon B.V., a Dutch company in North, Central and South America. The Company anticipates signing a definitive agreement and consummating the transactions contemplated by the LOI by December 31, 1999, which will provide that the acquisition of Amyyon by the Company will be effective September 1, 1999.

                       PROPOSAL TO AMEND THE AMENDED AND
                       RESTATED 1995 STOCK INCENTIVE PLAN
                                   PROPOSAL 2

INTRODUCTION

    In December 1995, the Board Directors of the Company reaffirmed the Amended and Restated 1995 Stock Incentive Plan (the "1995 Plan"), which was approved by the Company's shareholders in January 1996. On December 15, 1998 the Board of Directors amended the 1995 Plan, subject to shareholder approval which was obtained at the 1999 Annual Meeting of Shareholder, to increase the number of shares available for issuance thereunder to 3,000,000, along with certain other changes. In December 1999 the Board of Directors amended the 1995 Plan, subject to shareholder approval, to increase the number of shares available for issuance thereunder to 7,800,000. At the Annual Meeting, the Company's shareholders are being asked to approve this amendment.

    The increase in the number of shares reserved for issuance under the 1995 Plan is necessary to permit the Company to continue operation of the 1995 Plan for the benefit of new participants as well as to allow additional awards to current participants. As of December 1, 1999, the Company had issued options to purchase an aggregate of 1,758,747 shares of Common Stock under the 1995 Plan and agreed to issue, subject to shareholder approval of this proposal, options to purchase an additional 2,460,076 shares of Common Stock. If this amendment is approved, 3,581,177 shares will be available for future grants. Based on the market price of the Company's Common Stock on December 1, 1999, the aggregate market value of the securities that will be available for grant under the 1995 Plan is $1,119,118. The Company anticipates that it will issue additional options in the future in order to attract new employees and retain desirable existing employees.

SUMMARY OF THE 1995 PLAN

    A general description of the basic features of the 1995 Plan is outlined below. This summary is qualified in its entirety by the terms of the 1995 Plan, a copy of which may be obtained by writing to XBOX Technologies, Inc. 2665 South Bayshore Drive, Suite PH2B, Coconut Grove, FL 33133.

    GENERAL.  The 1995 Plan provides for awards to eligible recipients of:
(i) options to purchase Common Stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options");
(ii) options to purchase Common Stock that do not qualify as Incentive Stock Options ("Non-Statutory Stock Options"); (iii) stock appreciation rights ("Stock Appreciation Rights"); (iv) restricted stock awards ("Restricted Stock Awards");
(v) performance units ("Performance Units"); and (vi) stock bonuses ("Stock Bonuses"). Incentive Stock Options and Non-Statutory Stock Options are referred to as "Options," and Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units and Stock Bonuses are collectively referred to as "Incentive Awards."

    The 1995 Plan may be administered by the Board of Directors or by a committee of the Board of Directors consisting of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The 1995 Plan is currently administered by the Board of Directors (the "Committee"). The Committee selects the participants to be granted Incentive Awards under the 1995 Plan (the "Participants"), determines the nature and extent of the Incentive Awards granted to the Participants, the time or times when Incentive Awards will be granted, the duration of each Incentive Award and the discretionary terms and conditions of each grant not otherwise fixed under the 1995 Plan. In addition, the Committee will have the authority under the 1995 Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock, Preferred Stock or any combination of the foregoing.

    Eligible recipients of Incentive Awards under the 1995 Plan include all full-time or part-time employees of the Company or any subsidiary and any non-employee directors, consultants and independent contractors of the Company or any subsidiary. The Company intends that Incentive Awards be granted under the 1995 Plan to those eligible persons who are performing vital services in the management, operations and development of the Company or a subsidiary and significantly contribute to the achievement of long-term, corporate economic objectives.

    The 1995 Plan will terminate on January 1, 2005, unless sooner terminated by action of the Board of Directors. No Award will be granted after termination of the 1995 Plan. Currently, a maximum of 3,000,000 shares of Common Stock are reserved for issuance under the 1995 Plan. In the event of any reorganization, merger, recapitalization, stock dividend, stock split or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved under the 1995 Plan and under outstanding Incentive Awards and to the exercise price of outstanding Options. The Board of Directors may amend the 1995 Plan in any respect without stockholder approval, unless stockholder approval is then required by federal securities or tax laws or the rules of any stock exchange or Nasdaq. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the 1995 Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, provided that a Participant may designate a beneficiary to receive an Incentive Award upon such Participant's death.

    OPTIONS. The exercise price for Non-Statutory Stock Options may be not less than 85% of the fair market value of the Common Stock on the date the Non-Statutory Stock Options are granted. Incentive Stock Options may not be granted with an exercise price that is less than 100% of the fair market value of the Common Stock on the date the Incentive Stock Options are granted, except that Incentive Stock Options granted to persons owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary may not be granted with an exercise price that is less than 110% of the fair market value on the date of grant.

    Payment of an option exercise price will be made entirely in cash; provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a broker exercise notice, a promissory note or previously acquired shares of Common Stock or Preferred Stock having an aggregate fair market value on the date of exercise equal to the payment required, or by a combination of such methods. The Committee may also, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation by tender of a broker exercise notice, a promissory note or previously acquired shares, or by a combination of such methods.

    Options may not be transferred other than by will or the laws of descent and distribution or to a beneficiary designated by the Participant as provided in the 1995 Plan, and during the lifetime of a Participant may be exercised only by the Participant. Options will become exercisable at such times and in such installments as determined by the Committee and may be exercised in whole or in part from time to time thereafter, subject to the terms and conditions set forth in the 1995 Plan; provided, however, that no Option may be exercisable after 10 years from its date of grant. To the extent that any Incentive Stock Option granted under the 1995 Plan ceases for any reason to qualify as an "incentive stock option" for purposes of the federal tax laws, such option will continue to be outstanding for purposes of the 1995 Plan as a Non-Statutory Stock Option.

    STOCK APPRECIATION RIGHTS. Stock Appreciation Rights are rights granted to a recipient to receive a payment from the Company in the form of Common Stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right. The terms and conditions of any Stock Appreciation Rights granted under the 1995 Plan will be determined by the Committee in its sole discretion, subject to certain requirements contained in the 1995 Plan. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant; provided, however, that the exercise price may not be less than the fair market value of one share of the underlying Common Stock on the date the Stock Appreciation Right is granted. A Stock Appreciation Right will become exercisable at such time and in such installments as determined by the Committee at the time of grant and will expire at the time fixed in the applicable award agreement; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from the date of grant.

    RESTRICTED STOCK AWARDS. Restricted Stock Awards are grants to Participants of shares of Common Stock that are subject to restrictions on transferability and subject to the possibility of forfeiture under terms and conditions set by the Committee. The Committee may impose such restrictions or conditions, not inconsistent with the 1995 Plan, as the Committee may deem appropriate, including, without limitation, that the Participant remain continuously employed by the Company for a period of time or that the Participant or the Company satisfy certain performance goals or criteria. Unless provided otherwise by the Committee in the exercise of its sole discretion, Participants holding Restricted Stock Awards will have voting and liquidation rights with respect to the number of shares of Common Stock underlying the Restricted Stock Awards as if the Participant were the holder of such number of shares of Common Stock, but any dividends and distributions with respect to such shares of unvested Common Stock will be subject to the same restrictions as the shares.

    PERFORMANCE UNITS. Performance Units are rights to receive a payment from the Company in the form of stock, cash or a combination of both, upon the achievement of established performance criteria. Such criteria may include achievement by the Participant, the Company or a specified business unit or subsidiary of predetermined performance goals approved by the Compensation Committee at the time the Performance Units are awarded.

    STOCK BONUSES. Stock Bonuses are awards of Common Stock granted to Participants, subject to such terms and conditions as may be determined by the Committee. Participants receiving Stock Bonuses will have all voting, dividend, liquidation and other rights with respect to, and upon becoming the record holder of, the shares of Common Stock issued as the Stock Bonus, but the Committee may place such restrictions on the transfer or assignability of shares received as a Stock Bonus as it may deem appropriate.

    EFFECT OF TERMINATION OF EMPLOYMENT. If a Participant's employment or other service with the Company and all subsidiaries is terminated by reason of death, disability or retirement, all Options and Stock Appreciation Rights held by the Participant that are currently exercisable by the Participant as of the time of such termination will remain exercisable for one year (but in no event after the expiration date of any such Option for Stock Appreciation Right) after such termination. All Restricted Stock Awards will become fully vested and all Performance Units and Stock Bonuses then held by a Participant will vest and/or continue to vest as provided in the applicable award agreement following termination of the Participant's employment due to death, disability or retirement.

    If a Participant's employment is terminated for a reason other than death, disability or retirement, all rights of the Participant under the 1995 Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights held by the Participant will thereafter be exercisable, all Restricted Stock Awards held by the Participant that have not vested will be terminated and forfeited and all Performance Units and Stock Bonuses will vest and/or continue to vest in the manner provided in the applicable award agreement; provided, however, that in the event the termination is for a reason other than "cause" (as defined in the 1995 Plan), all Options or Stock Appreciation Rights then held by the Participant that are currently exercisable by the Participant as of the time of such termination will remain exercisable for a period of three months after the termination.

    CHANGE IN CONTROL OF THE COMPANY. In the event a "change in control" of the Company occurs, then, if approved by the Compensation Committee, (i) all outstanding options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the participant remains in the employ or service of the Company or any subsidiary, (ii) all outstanding restricted stock awards will become immediately fully vested, and (iii) all outstanding performance units and stock bonuses will vest and/or continue to vest in the manner determined by the Compensation Committee and reflected in the award agreement. In addition, the Compensation Committee, without the consent of any affected participant, may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value immediately prior to the effective date of such change in control over the exercise price per share of the options.

    For purposes of the 1995 Plan, a "change in control" of the Company will be deemed to have occurred, among other things, upon (i) the sale or other disposition of substantially all of the assets of the Company, (ii) the approval by the Company's shareholders of a plan or proposal for the liquidation or dissolution of the Company, (iii) a merger or consolidation to which the Company is a party if the Company's shareholders immediately prior to the merger or consolidation beneficially own, immediately after the merger or consolidation, securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities, unless the transaction was approved in advance by the directors as of the effective date of the 1995 Plan or by any persons who subsequently become directors and whose election or nomination was approved by a majority vote of the directors comprising the Board as of the effective date of the 1995 Plan (the "Incumbent Directors"), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities (regardless of any approval by the Incumbent Directors), (iv) any person becoming, after the effective date of the 1995 Plan, the beneficial owner of
(A) 20% or more, but not 50% or more, of the combined voting power of the Company's Common Stock, unless the transaction resulting in such ownership was approved in advance by the Incumbent Directors, or (B) 50% or more of the combined voting power of the Company's outstanding securities (regardless of any approval by the Incumbent Directors), or (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board, or (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

FEDERAL INCOME TAX CONSEQUENCES

    THE FOLLOWING DESCRIPTION OF FEDERAL INCOME TAX CONSEQUENCES IS BASED ON CURRENT STATUTES, REGULATIONS AND INTERPRETATIONS. THE DESCRIPTION DOES NOT INCLUDE FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES. IN ADDITION, THE DESCRIPTION IS NOT INTENDED TO ADDRESS SPECIFIC TAX CONSEQUENCES APPLICABLE TO DIRECTORS, OFFICERS OR GREATER THAN 10% STOCKHOLDERS OF THE COMPANY OR TO ANY INDIVIDUAL PARTICIPANT WHO RECEIVES AN INCENTIVE AWARD.

    INCENTIVE STOCK OPTIONS. There will not be any federal income tax consequences to either the Participant or the Company as a result of the grant to an employee of an Incentive Stock Option under the 1995 Plan. The exercise by a Participant of an Incentive Stock Option also will not result in any federal income tax consequences to the Company or the Participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Stock Option, determined at the time of exercise, over the amount paid for the shares by the Participant will be includable in the Participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock or Preferred Stock are permitted to be tendered in payment of an Option exercise price.

    If the Participant disposes of the Incentive Stock Option shares acquired upon exercise of the Incentive Stock Option, the federal income tax consequences will depend upon how long the Participant has held the shares. If the Participant does not dispose of the shares within two years after the Incentive Stock Option was granted, nor within one year after the Participant exercised the Incentive Stock Option and the shares were transferred to the Participant, then the Participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between
(i) the amount the Participant realized on disposition of the shares, and
(ii) the option price at which the Participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

    If the Participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the Participant will be required to report as ordinary income, in the year the Participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Stock Option, or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the Participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    NON-STATUTORY STOCK OPTIONS. Neither the Participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Statutory Stock Option. Upon exercise of a Non-Statutory Stock Option, a Participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock or Preferred Stock are permitted to be tendered in payment of an Option exercise price.

    At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Statutory Stock Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Stock Option for any amounts includable in the taxable income of the Participant as ordinary income, provided the Company complies with any applicable withholding requirements.

    STOCK APPRECIATION RIGHTS. A participant who receives a Stock Appreciation Right will not recognize any taxable income at the time of the grant. Upon the exercise of a Stock Appreciation Right, the Participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the Participant. Provided that proper withholding is made, the Company will be entitled to a compensation expense deduction for any amounts includable by the Participant as ordinary income.

    RESTRICTED STOCK AWARDS. With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a Participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a Participant may file an election under Section 83(b) of the Code within 30 days after the shares are received to include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received on the date of receipt (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the Participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

    A Participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

    PERFORMANCE UNITS. A Participant who receives a Performance Unit will not recognize any taxable income at the time of the grant. Upon settlement of the Performance Unit, the Participant will realize ordinary income in an amount equal to the cash and the fair market value of any shares of Common Stock received by the Participant. Provided that proper withholding is made, the Company would be entitled to a compensation expense deduction for any amounts includable by the Participant as ordinary income.

    STOCK BONUSES. With respect to shares issued pursuant to a Stock Bonus, a Participant will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received as of the date of receipt. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Stock Bonus, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

    EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of Options, or the vesting of Restricted Stock Awards, upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

    SECTION 162(m). Under Section 162(m) of the Code, the deductibility of certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies is limited to $1,000,000. Compensation for this purpose generally includes any items of compensation expense described above in connection with Incentive Awards under the 1995 Plan. However, certain types of compensation are excepted from this limit, including compensation that qualifies as "performance-based compensation." Under Section 162(m), any compensation expense resulting from the exercise of Options under the 1995 Plan with exercise prices equal to (or greater than) the fair market value of the Common Stock on the date of grant should qualify as "performance-based compensation" excepted from the limit of
Section 162(m). However, compensation expense in connection with any other Incentive Awards under the 1995 Plan will be subject to this limit.

OPTIONS GRANTED UNDER THE 1995 PLAN

    The table below summarizes outstanding Options under the 1995 Plan as of the date of this Proxy Statement. The Options granted in fiscal 1999 to the Named Executive Officers are also disclosed in the Summary of Compensation Table and the Option Grants in Last Fiscal Year Table, as required by the rules of the Securities and Exchange Commission.

                               NEW PLAN BENEFITS
                 AMENDED AND RESTATED 1995 STOCK INCENTIVE PLAN

                                                             NUMBER OF SHARES
NAME AND POSITION                                          UNDERLYING OPTIONS(1)
-----------------                                          ---------------------
Evros Psiloyenis, President..............................          500,000
Robert Pitner............................................          221,459
Executive Group..........................................        1,984,603
Non-Executive Director Group.............................           27,500
Non-Executive Employee Group.............................        1,848,720
  Total..................................................        3,860,823

------------------------

(1) Includes 2,460,076 shares underlying options that have been issued contingent upon shareholder approval of this proposal.

BOARD OF DIRECTORS RECOMMENDATION

    The Board of Directors recommends a vote FOR approval of the proposed amendment to the 1995 Plan. The affirmative vote of a majority of shares of the Common Stock of the Company voting in person or by proxy on the proposed amendment to the 1995 Plan at the Annual Meeting is necessary for approval of the amendment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the proposed amendment to the 1995 Plan.

                        PROPOSAL TO CHANGE THE COMPANY'S
               STATE OF INCORPORATION FROM MINNESOTA TO DELAWARE
                                   PROPOSAL 3

PROPOSAL

    The Board of Directors has unanimously approved and recommends for shareholder approval a proposal to change the Company's state of incorporation from Minnesota to Delaware (the "Reincorporation"). If approved by the shareholders, the Reincorporation will be effected by a merger transaction (the "Merger") in which the Company will be merged with and into XBOX
Technologies, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("XBOX"), pursuant to the terms of an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), which is attached to this proxy statement as Appendix A. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed transaction are summarized below.

    XBOX, which was incorporated in December 1999 for the sole purpose of effecting the Merger, has not engaged in any business to date and has no assets. Approval of the Reincorporation and the merger of the Company into XBOX will result in a change in the name of the Company to "XBOX Technologies, Inc." as is more fully explained below under the caption CHANGE IN THE COMPANY'S NAME. The merger will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the Company. In management's judgment, no presently contemplated activities of the Company will be either favorably or unfavorably affected in any material respect by adoption of the Reincorporation proposal. Shareholders should consider, however, that the corporation law of Delaware and the corporation law of Minnesota differ in a number of significant respects, including differences pertaining to the rights of shareholders, and should carefully review the discussion of certain of these differences under "Certain Significant Differences Between the Corporation Laws of Minnesota and Delaware" set forth below.

    The Reincorporation requires approval by the affirmative vote of a majority of all of the outstanding shares of the Company's common stock ("Common Stock".) Upon shareholder approval of the Reincorporation and upon approval of appropriate articles or certificates of merger by the Secretaries of State of the States of Minnesota and Delaware, the Company will be merged with and into XBOX pursuant to the Merger Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Appendices B and C, respectively.

    It is anticipated that the Merger will become effective as soon as practicable following shareholder approval. However, the Merger Agreement provides that the Merger may be abandoned by the Board of Directors of the Company prior to the effective date of the Merger as specified in the Merger Agreement (the "Effective Time") either before or after shareholder approval. In addition, the Merger Agreement may be amended prior to the Effective Time, either before or after shareholder approval; however, the Merger Agreement may not be amended after shareholder approval if such amendment would, in the judgment of the Board of Directors of the Company, have a material adverse effect on the rights of such shareholders or in any manner violate applicable law.

PURPOSE

    The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company. For many years Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's significance as the state of incorporation for many major corporations, the Delaware judiciary has become particularly familiar with matters of corporate law, and a substantial body of court decisions has developed construing Delaware's corporation laws. As a consequence, Delaware corporate law has been, and is likely to continue to be, interpreted and explained in a number of significant court decisions, a circumstance which will provide greater predictability with respect to the Company's legal affairs.

    In contrast, the Minnesota Business Corporation Act, to which the Company is presently subject, was only recently enacted (becoming generally effective on July 1, 1981) and has not been the subject of a significant number of judicial decisions interpreting its provisions. Further, in the past several years, the Minnesota legislature has amended the Minnesota Business Corporation Act in several significant respects after providing only limited time periods for the public to assess and furnish comments on the proposed legislation. The Board of Directors believes the interests of the Company's shareholders are better served by reincorporating in a state where legislative changes are likely to be adopted after greater deliberation and after public hearing and review of proposed legislation affecting corporations and their shareholders.

CONVERSION OF SHARES AND EXCHANGE OF CERTIFICATES

    At the Effective Time, each outstanding share of the no par value Common Stock of the Company will automatically be converted into one share of common stock, $.10 par value, of XBOX and each outstanding share of the no par value Preferred Stock of the Company will be automatically converted into one share of preferred stock, $.10 par value, of XBOX (other than shares as to which the holder thereof has properly exercised appraisal rights under Minnesota law). From and after the Effective Time, certificates representing shares of capital stock of XBOX will be deemed to have been issued without regard to the date or dates on which certificates representing shares of capital stock are physically surrendered for exchange or certificates representing shares of capital stock of XBOX are actually issued. Each certificate representing shares of capital stock outstanding immediately prior to the Effective Time will, from and after the Effective Time, be deemed for all corporate purposes (except as hereinafter described) to represent the same number of shares of capital stock of XBOX.

    Each option to purchase shares of the Company's Common Stock granted by the Company under any warrant, stock option plan or similar plan of the Company outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, upon the same terms and conditions, the same number of shares of XBOX common stock. The exercise price per share under each of such options shall be equal to the exercise price per share thereunder immediately prior to the Effective Time. Under the terms of the Merger Agreement, any warrant, option or stock option plan of the Company will be assumed by and continue to be a warrant, option or plan of XBOX. All stock options granted thereunder, outstanding immediately prior to the Effective Time, shall be deemed to provide for the purchase of XBOX's capital stock.

    It will not be necessary for shareholders of the Company to exchange their existing stock certificates for stock certificates of XBOX; outstanding certificates of the Company should not be destroyed or sent to the Company. Following the Reincorporation, delivery of previously outstanding stock certificates of the Company will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of XBOX. Shares of XBOX's common stock will be traded on the OTC Bulletin Board, where shares of the Company's Common Stock are presently traded.

SUMMARY OF EFFECTS OF THE MERGER

    The following summary of the Reincorporation does not purport to be a complete description of the Reincorporation proposal and is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of XBOX, and the Bylaws of XBOX, copies of which are attached hereto as Appendix A, Appendix B and Appendix C, respectively.

    CHANGE IN THE COMPANY'S NAME

    The Reincorporation will result in the Company's name being changed from "Nicollet Process Engineering, Inc." to "XBOX Technologies, Inc." The Company's Board of Directors feels that this name change is in the best interest of the Company. In light of the recent changes to the Company, the name "Nicollet Process Engineering, Inc." no longer accurately reflects all of the Company's operations and interests. The name "XBOX Technologies, Inc." communicates innovative and "out of the box" thinking which captures the new focus of the company on acquiring and building diverse technology companies. The Company has been conducting business under the name "XBOX Technologies, Inc." since
August 1999. The name change will be become effective upon the merger being effective, due to the adoption of the Certificate of Incorporation of XBOX as the Company's governing charter. Article I of the XBOX's Certificate of Incorporation provides "The name of this corporation is XBOX
Technologies, Inc."

    CHANGE IN AUTHORIZED CAPITAL

    At present, the Company's Articles of Incorporation, as amended, authorize the issuance of 50,000,000 shares of Common Stock, no par value ("NPE Common Stock") and 5,000,000 shares of preferred stock, no par value ("NPE Preferred Stock"). The Certificate of Incorporation of XBOX, which will be the Company's governing charter if the merger is effected, authorizes the issuance number of 80,000,000 shares, of which 75,000,000 shares will be designated as common stock, $.10 par value, ("XBOX

Common Stock") and 5,000,000 shares will be undesignated stock, $.10 par value (the "XBOX Undesignated Stock").

    As of December 16, 1999, 27,286,206 shares of NPE Common Stock were issued and outstanding and 27,719,794 shares were authorized but unissued. Of the 27,719,794 shares of NPE Common Stock that were authorized and unissued, an aggregate of 8,157,092 shares are reserved for issuance pursuant to outstanding options and warrants of the Company. Accordingly, as of December 16, 1999, there were 19,562,702 shares of NPE Common Stock available for issuance or sale by the Company other than those issuable as described above. The Company does not currently have any shares of NPE Preferred Stock issued or outstanding. However, pursuant to the LOI, the Company does intend to issue 280,000 shares of NPE Preferred Stock to TECH (Cayman). Under the terms of the Merger Agreement, the number of shares of NPE Common Stock and NPE Preferred Stock, respectively, that are outstanding prior to the consummation will be equal to the number of shares of XBOX Common Stock and XBOX Undesignated Stock, respectively, that are outstanding following the consummation of the merger.

    The Board of Directors believes that it is necessary and desirable to increase the number of shares of common stock and preferred stock the Company is authorized to issue to give the Board of Directors additional flexibility to declare stock splits or dividends, adopt additional future employee benefit plans, make acquisitions through the use of stock, increase the number of shares in the market, enable the Board of Directors to reserve additional shares for issuance under any options, warrants or convertible securities which may be issued and raise equity capital. The principal purpose of increasing the number of authorized shares of Common Stock is to provide a sufficient number of shares of authorized shares of Common Stock to permit the Company to conduct equity financing which the Board of Directors contemplates doing in fiscal 2000. The Company also anticipates issuing additional shares of Common Stock as permitted or required by outstanding options, warrants, convertible securities and additional options which may be granted from time to time under the 1995 Plan. The flexibility inherent in having the authority to issue shares of XBOX Common Stock following the merger, will, in the opinion of the Board of Directors, be advantageous to the Company in any negotiations involving the issuance of such stock. If this proposed amendment is adopted, no additional action or authorization by the Company's shareholders will be necessary prior to the issuance of such additional shares, unless required by applicable law or regulation, or unless deemed desirable or advisable by the Board of Directors. Furthermore, the Board of Directors will be empowered, without further shareholder action, to establish, and to designate the names of, classes or series of the XBOX Undesignated Stock and to set the terms of such shares (including terms with respect to redemption, sinking fund, dividend, liquidation, conversion and voting rights and preferences).

    The increase in the authorized shares of common stock and preferred stock of the Company will not, in and of itself, affect rights of holders of presently issued and outstanding shares of NPE Common Stock. Under the Company's existing Articles of Incorporation, as amended, the shareholders of the Company do not have preemptive rights with respect to the NPE Common Stock. Similarly, stockholders of XBOX will not have preemptive rights with respect to the XBOX Common Stock. Thus, should the Board of Directors elect to issue additional shares of common stock or preferred stock before or after the proposed merger, existing shareholders would not have any preferential rights to purchase such additional shares of stock.

    DESCRIPTION OF COMMON STOCK

    All outstanding shares of NPE Common Stock are fully paid and nonassessable. Each share of the outstanding NPE Common Stock is entitled to participate equally in dividends as and when declared by the Board of Directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the Company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the shares of NPE Common Stock. All shares of NPE Common Stock have equal rights and preferences. The holders of NPE Common Stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. Accordingly, the owners of a majority of the shares of NPE Common Stock outstanding may elect all of the directors of the Company if they choose to do so, and the owners of the balance of such shares would not be able to elect any directors. TECH Cayman currently owns a majority of the shares of NPE Common Stock, and is therefore able to elect all of the directors of the Company. The Company has not declared or paid any cash dividends on the NPE Common Stock since its inception and does not intend to pay any dividends for the foreseeable future. Under the terms of the Merger Agreement, each outstanding share of NPE Common Stock will convert to one share of XBOX Common Stock, and the shares of XBOX Common Stock will also possess the characteristics of the NPE Common Stock that are described in this paragraph.

    DESCRIPTION OF PREFERRED STOCK

    Under applicable Minnesota law, no action by the Company's shareholders is necessary, and only action of the Board of Directors is required, to authorize
the issuance of any NPE Preferred Stock.   The Board of Directors is empowered
to establish, and to designate the name of, each class or series of the shares of NPE Preferred Stock and to set the terms of such shares (including terms with respect to redemption, sinking fund, dividend, liquidation, preemptive, conversion and voting rights and preferences). The Board of Directors can issue shares of such class or series to, among other individuals, the holders of another class or series of NPE Preferred Stock or to the holders of the Company's common Ssock. Accordingly, the Board of Directors, without shareholder approval, can issue preferred stock with voting or conversion rights which could adversely affect the voting power of the holders of the Company's common stock. Similarly, if the proposal to reincorporate the Company in Delaware is adopted, Delaware law will allow the Board of Directors to authorize the issuance of XBOX Undesignated Stock on the terms it deems desirable without further action by the Company's shareholders.

    The ability to issue either XBOX Preferred Stock (if this proposal is approved) or NPE Preferred Stock (if this proposal is not approved) may have the effect of discouraging an attempt, through acquisition of a substantial number of shares of the Company's common stock, to acquire control of the Company with a view to effecting a merger, sale or exchange of assets or a similar transaction. For example, the Board of Directors could issue such preferred shares as a dividend to holders of its common stock or place such shares privately with purchasers who may side with the Board of Directors in opposing a takeover bid.

    Whether or not the proposal to reincorporate in Delaware is adopted, the Board intends to designate 280,000 shares of preferred stock for issuance in connection with the contemplated acquisition of the stock of Amyyon. The proposed terms of such preferred stock provide for preferential liquidation rights, and require the Company to repurchase a certain number of shares of such preferred stock within ninety (90) days of (i) any equity investment in the Company and (ii) the end of the Company's fiscal year end. The number of shares that be must be repurchased on these dates is equal to twenty-eight percent (28%) of the equity investment or net earnings for the fiscal year, as applicable, divided by the redemption price then in effect for the preferred stock, which will initially be $10 per share.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF MINNESOTA AND
  DELAWARE

    The rights and preferences of the holders of the Company's capital stock are presently governed by the Minnesota Business Corporations Act. Upon the Reincorporation, these rights and preferences will be governed by the Delaware General Corporation Law. Although Delaware and Minnesota corporation laws currently in effect are similar in many respects, certain differences will affect the rights of XBOX's stockholders if the Merger is consummated. The following discussion summarizes certain differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Minnesota Business Corporation Act and Delaware General Corporation Law.

    SHAREHOLDERS' ACTION WITHOUT A MEETING

    Under Minnesota law, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota's corporation's articles of incorporation. Delaware law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the stockholders. Generally, holders of a majority of outstanding shares could effect such an action. However, Delaware law also provides that a corporation's certificate of incorporation may restrict or prohibit stockholders' action without a meeting. XBOX's Certificate does not contain any such restriction. The Company currently has one shareholder, TECHinspirations, Inc. that owns a majority of outstanding shares. Accordingly, if the merger is approved by the shareholders of the Company and becomes effective, TECH will be able to take actions as a stockholder without any meeting or without the consent of any other stockholder of the Company. TECH anticipates that it may exercise this right, and according will be able to take any action that requires the approval of the holder of a majority of the Company's outstanding common stock by a written resolution without the consent or approval of any other shareholder.

    TREASURY SHARES UNDER DELAWARE LAW

    The Minnesota Business Corporation Act does not allow treasury shares. Under the Delaware General Corporation Law the Company may hold treasury shares and such shares may be held, sold, lent, pledged or exchanged by the Company. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

    ANTI-TAKEOVER LEGISLATION

    Both the Minnesota Business Corporation Act and the Delaware General Corporation Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The anti-takeover provisions of the Minnesota Business Corporation Act and the Delaware General Corporation Law differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences. The Company's articles of incorporation (the "Articles") and XBOX's Certificate of Incorporation (the "Certificate") do not contain any anti-takeover provisions.

    The Minnesota control share acquisition statute establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover. Delaware has no comparable provision. The Minnesota statute applies to an "issuing public corporation." An "issuing public corporation" is one which is incorporated under or governed by the Minnesota Business Corporation Act and has at least fifty shareholders. The Company is subject to the statute; XBOX, because it is a Delaware corporation, will not be subject to the statute.

    The Minnesota statute requires disinterested shareholder approval for certain acquisitions of shares of an "issuing public corporation" which results in the "acquiring person" owning more than a designated percentage of the outstanding shares of such corporation. Shareholders which exceed certain share ownership thresholds whose shares are acquired without shareholder approval lose their voting rights and are subject to certain redemption privileges of the corporation. Such shares regain their voting rights only if the acquiring person discloses certain information to the corporation and such voting rights are granted by the shareholders at a special or annual meeting of the shareholders. The Minnesota control share acquisition statute applies unless the "issuing public corporation" opts out of the statute in its articles of incorporation or bylaws. The Company has not opted out of such provisions.

    While there is no Delaware statute comparable to the Minnesota control share acquisition statute, both Minnesota and Delaware have business combination statutes that are intended primarily to deter highly leveraged takeover bids which propose to use the target's assets as collateral for the offeror's debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Proponents of the business combination statute argue that such takeovers have a number of abusive effects, such as adverse effects on the community and employees, when the target is broken up. Further, proponents argue that if the offeror can wholly finance its bid with the target's assets, that fact suggests that the price offered is not fair in relation to the value of the company, regardless of the current market price.

    The Minnesota statute provides that an issuing public corporation (as described above with respect to the Minnesota control share acquisition statute) may not engage in certain business combinations with any person that acquires beneficial ownership of 10% or more of the voting stock of that corporation (i.e., an interested shareholder) for a period of four years following the date that the person became a 10% shareholder (the share acquisition date) unless, prior to that share acquisition date, a committee of the corporation's disinterested directors approve either the business combination or the acquisition of shares.

    Only specifically defined types of "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with the interested shareholder; certain sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction of, the corporation which is proposed by the interested shareholder; certain transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder, and transactions whereby the interested shareholder receives the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation.

    For purposes of selecting a committee, a director or person is "disinterested" if the director or person is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee of the issuing public corporation, or of a related corporation. The committee must consider and act on any written, good faith proposal to acquire shares or engage in a business combination. The committee must consider and take action on the proposal and within 30 days render a decision in writing regarding the proposal.

    In contrast to the Minnesota provisions, the Delaware statute provides that if a person acquires 15% or more of the voting stock of a Delaware corporation, the person is designated an interested stockholder and the corporation may not engage in certain business combinations with such person for a period of three years. However, an otherwise prohibited business combination may be permitted if one of three conditions is met. First, if prior to the date the person became an interested stockholder, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, then the business combination is permitted. Second, a business combination is permitted if the tender offer or other transaction pursuant to which the person acquires 15% stock ownership is attractive enough such that the interested stockholder is able to acquire ownership in the same transaction of at least 85% of the outstanding voting stock (excluding for purposes of determining the number of shares outstanding those shares owned directors who are also officers and shares owned by certain employee stock ownership plans). Finally, the business combination is permissible if approved by the board and authorized at an annual or special meeting of stockholders (action by written consent is not permitted) by the affirmative vote of two-thirds of the outstanding voting shares held by disinterested stockholders.

    As in Minnesota, only certain Delaware corporations are subject to the business combination provisions. A corporation is subject to the statute if it is incorporated under the laws of Delaware and has a class of voting stock that is listed on a national securities exchange, quoted on an inter-dealer quotation system of a registered national securities association, or held of record by more than 2,000 shareholders.

    Only certain "business combinations" are prohibited under Delaware law. A business combination is defined broadly to include any of the following: any merger or consolidation with the interested stockholder; any sale, transfer or other disposition of assets to the interested stockholder if the assets have a market value equal to or greater than 10% of the aggregate market value of all of the corporation's assets; any transfer of stock of the corporation to the interested stockholder, except for transfers in a conversion or exchange or a pro rata distribution; and any receipt by the interested stockholder of any loans, advances, guarantees, pledges, and other financial benefits, except in connection with a pro rata transfer.

    The Delaware provisions do not apply to any business combination in which the corporation, with the support of a majority of those directors who were serving as directors before any person became an interested stockholder, proposes a merger, sale, lease, exchange or other disposition of at least 50% of its assets, or supports (or does not oppose) a tender offer for at least 50% of its voting stock. In such a case, all interested stockholders are released from the three year prohibition and may compete with the corporation-sponsored transaction.

    A comparison of the Delaware and Minnesota statutes reveals that Minnesota law is somewhat more restrictive with respect to a prospective takeover attempt than Delaware law. In Minnesota, an interested shareholder is one who owns 10% of the outstanding shares while in Delaware 15% is the threshold. An interested shareholder must wait four years in Minnesota to engage in prohibited business combinations, while the waiting period is only three years in Delaware. Minnesota also has a potentially broader definition of a business combination which may encompass a larger variety of transactions.

    Another difference between the two business combination statutes is the method by which prohibited transactions become permissible. In Delaware, an otherwise prohibited business combination may be permitted by board approval, by stockholder approval, or by an acquisition of 85% of the outstanding shares of voting stock. In Minnesota, a prohibited transaction is only permitted by advance board committee approval. In addition, the Delaware statute provides that if the corporation proposes a merger or sale of assets, or does not oppose a tender offer, all interested stockholders are released from the three year prohibition and may compete with the company-sponsored transaction in certain circumstances. The Minnesota statute does not have a comparable provision.

    Both the Minnesota and Delaware provisions permit a corporation to "opt out" of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws within a specified time period. Neither the Articles nor the bylaws of the Company contain such an "opt out" provision. Similarly, neither the Certificate nor the bylaws of XBOX contain such an "opt out" provision.

    The Minnesota Business Corporation Act includes three other provisions relating to takeovers that are not included in the Delaware General Corporation Law. These provisions address a corporation's use of golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals.

    The Minnesota Business Corporation Act contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders.

    The Minnesota Business Corporation Act also contains a provision which limits the ability of a corporation to pay greenmail. The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of the corporation if the shares had been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if the corporation's offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted.

    The Minnesota Business Corporation Act authorizes the board of directors, in considering the best interests of the corporation with respect to a proposed acquisition of an interest in the corporation, to consider the interest of the corporation's employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.

    DIRECTORS' STANDARD OF CARE AND PERSONAL LIABILITY

    Minnesota law provides that a director shall discharge the director's duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. A director who so performs those duties may not be held liable by reason of being a director or having been a director of the corporation.

    Delaware law provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, Delaware law holds directors to fiduciary duties of care and loyalty to the corporation and its stockholders. Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to the corporation or its stockholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in their decision-making process. The duty of loyalty requires that, in making a business decision, directors act in good faith and with the honest belief that the action taken is in the best interests of the corporation.

    LIMITATION OR ELIMINATION OF DIRECTOR'S PERSONAL LIABILITY

    Minnesota law provides that if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability became effective. The Company's Articles do not contain such a provision.

    Delaware law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a directors is not limited or eliminated for (a) any breach of the directors' duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. XBOX's Certificate does contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

    The Company is not aware of any pending or threatened litigation to which the limitation of directors' liability would apply.

    INDEMNIFICATION

    Minnesota law generally provides for mandatory indemnification of persons acting in an official capacity on behalf of the corporation if such a person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

    Delaware law permits a corporation to indemnify officers, directors, employees or agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. Delaware law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of the corporation, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of the corporation. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person's conduct was unlawful. Delaware law does not allow indemnification for directors in the case of an action by or in the right of the corporation (including stockholder derivative suits) as to which such director shall have been adjudged to be liable to the corporation unless indemnification (limited to expenses) is ordered by a court. The Certificate of XBOX provides for indemnification to the full extent permitted by Delaware law.

    STOCKHOLDER VOTING

    Under both Minnesota law and Delaware law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation's property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states' laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Company's Articles nor XBOX's Certificate contain such a provision.

    APPRAISAL RIGHTS IN CONNECTION WITH CORPORATE REORGANIZATIONS AND OTHER
     ACTIONS

    Under Minnesota law and Delaware law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with the corporation or by a court in an action timely brought by the dissenters. Minnesota law, in general, affords dissenters' rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation, regardless of whether the shares of the corporation are listed on a national securities exchange or widely held.

    Delaware law allows for dissenters' rights only in connection with certain mergers or consolidations. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless the certificate of incorporation provides otherwise (the XBOX Certificate does not provide otherwise) or the shareholders are to receive in the merger or consolidation anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses (a) and (b), or (d) any combination of (a),
(b), or (c).

    The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determined to be the fair value of its shares.

    ACTION BY DIRECTORS WITHOUT A MEETING

    Minnesota and Delaware law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Minnesota law further provides that a corporation's articles of incorporation may provide for such written action, other than an action requiring shareholder approval, by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Company's Articles do contain such a provision. Delaware law contains no such provision and thus written actions by the directors of XBOX must be unanimous.

    Minnesota law also provides that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. The Company's Articles do contain such a provision. Delaware law contains no advance written consent or opposition provision.

    CONFLICTS OF INTEREST

    Under both Minnesota law and Delaware law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation's directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under Minnesota law the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

    NUMBER OF DIRECTORS

    Minnesota law provides that the number of directors shall be fixed by or in the manner provided in the articles of incorporation or bylaws, and that the number of directors may be changed at any time by amendment to or in the manner provided in the articles of incorporation or bylaws. The Company's bylaws provide that the number of directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the Board of Directors. The Company currently has four directors.

    Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. Under XBOX's Certificate and bylaws, the number of directors may be fixed by resolution of the Board of Directors.

    CLASSIFIED BOARD OF DIRECTORS

    Both Minnesota and Delaware permit a corporation's bylaws to provide for a classified board of directors. Delaware permits a maximum of three classes; Minnesota law does not limit the number of classes. Neither the bylaws of the Company nor the bylaws of XBOX provide for a classified board of directors.

    REMOVAL OF DIRECTOR

    Under Minnesota law, unless a corporation's articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders or, if the director was named by the board to fill a vacancy, by the affirmative vote of a majority of the other directors. Under Delaware law a director of a corporation may be removed with or without cause by the affirmative vote of a majority of shares entitled to vote for the election of directors. However, a director of a Delaware corporation that has a classified board may be removed but only for cause, unless the certificate of incorporation provides otherwise. The bylaws of XBOX provide that director may be removed at any time but only for cause by the stockholders at a special meeting of the stockholders.

    VACANCIES ON BOARD OF DIRECTORS

    Under Minnesota law, unless the articles of incorporation or bylaws provide otherwise, (a) a vacancy on a corporation's board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum,
(b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. The Company's bylaws follow these provisions.

    Under Delaware law, a vacancy on a corporation's board of directors may be filled by a majority of the remaining directors, although less than a quorum, or by the affirmative vote of a majority of the outstanding voting shares, unless otherwise provided in the certificate of incorporation or bylaws. XBOX's bylaws provide that a vacancy on a board of directors shall be filled by the affirmative vote of a majority of the remaining directors.

    ANNUAL MEETINGS OF STOCKHOLDERS

    Minnesota law provides that if a regular meeting of stockholders has not been held during the immediately preceding 15 months, a stockholder or stockholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of stockholders. Delaware law provides that if no date has been set for an annual meeting of stockholders for a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any stockholder or director.

    SPECIAL MEETINGS OF STOCKHOLDERS

    Minnesota law provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may call a special meeting of the shareholders, except that a special meeting concerning a business combination must be called by 25% of the voting power. Under Delaware law, only the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws may call a special meeting of the corporation's stockholders. The bylaws of XBOX provide that special meetings may be called by the corporation's Board of Directors, the Chairman of the Board or the President and Chief Executive Officer or at the request of stockholders owning a majority of the voting power of the outstanding shares entitled to vote.

    VOLUNTARY DISSOLUTION

    Minnesota law provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation's shares entitled to vote at a meeting called for the purpose of considering such dissolution. Delaware law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. Delaware law further provides for voluntary dissolution of a corporation without action of the directors if all of the stockholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

    INVOLUNTARY DISSOLUTION

    Minnesota law provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to the corporation; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or
(e) the duration of the corporation has expired. Delaware law provides that courts may revoke or forfeit the charter of any corporation for non-use, misuse or nonuser of its corporate powers, privileges or franchises.

    INSPECTION OF SHAREHOLDER LISTS

    Under Minnesota law, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, the corporation's share register. Under Delaware law, any stockholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of the corporation's stockholders and to make copies or extracts therefrom.

    AMENDMENT OF THE CHARTER

    Under Minnesota law, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. Minnesota law provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series.

    Under Delaware law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the stockholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

    AMENDMENT OF THE BYLAWS

    Minnesota law provides that unless reserved by the articles to the shareholders, the power to adopt, amend, or repeal a corporation's bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

    Delaware law provides that the power to adopt, amend, or repeal bylaws remains with the corporation's stockholders, but permits the corporation, in its certificate of incorporation, to place such power in the board of directors. Under Delaware law, the fact that such power has been placed in the board of directors neither divests nor limits the stockholders' power to adopt, amend, or repeal bylaws.

    PROXIES

    Both Minnesota and Delaware law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under Minnesota law it is valid for 11 months, under Delaware law, for three years.

    PREEMPTIVE RIGHTS

    Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. The Company's Articles provide that no such preemptive right exists in the Company's shareholders. Under Delaware law, no such preemptive right will exist, unless the corporation's certificate of incorporation specifies otherwise. XBOX's Certificate does not provide for any such preemptive rights.

    DIVIDENDS

    Generally, a Minnesota corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. A Delaware corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

    STOCK REPURCHASES

    A Minnesota corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in the corporation to satisfy all preferences of senior securities. Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of the corporation will be thereby reduced.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

    The Reincorporation provided for in the Agreement and Plan of Merger is intended to be tax free under the Internal Revenue Code. Accordingly, no gain or loss will be recognized by shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each shareholder will have a tax basis in the shares of capital stock of XBOX deemed received equal to the tax basis of the shareholder in the shares of capital stock deemed exchanged therefor, and, provided that the shareholder held the shares of capital stock as a capital asset, such shareholder's holding period for the shares of capital stock of XBOX deemed to have been received will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by the Company or XBOX and XBOX will succeed, without adjustment, to the tax attributes of the Company.

    SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN TAX LAWS.

    DISSENTERS' RIGHTS

    Section 302A.471 of the Minnesota Business Corporation Act ("MBCA") grants any stockholder of the Company of record on December 16, 1999 who objects to the Merger the right to have the Company purchase the shares owned by the dissenting shareholder at their fair value at the Effective Time of the Merger. It is the present intention of the Company to abandon the Merger in the event shareholders exercise dissenter's rights and the Company becomes obligated to make a substantial payment to said dissenting shareholders.

    To be entitled to payment, the dissenting shareholder must file prior to the vote for the proposed Reincorporation a written notice of intent to demand payment of the fair value of the shares and must not vote in favor of the proposed Reincorporation; provided, that such demand shall be of no force and effect if the proposed Reincorporation is not effected. The submission of a blank proxy will constitute a vote in favor of the Reincorporation and a waiver of dissenter's rights. The liability to the dissenting shareholder for the fair value of the shares shall also be the liability of XBOX when and if the Reincorporation is consummated. Any shareholder contemplating the exercise of these dissenter's rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

    Shareholders of the Company who do not demand payment for their shares as provided above and in Section 302A.473 of the MBCA shall be deemed to have assented to the Reincorporation and the Merger. A vote against the Reincorporation, however, is not necessary for a shareholder to exercise dissenters' rights and require the Company to purchase their shares. If and when the proposed Reincorporation is approved by shareholders of the Company and the

    Merger is not abandoned by the Board of Directors, the Company shall notify all shareholders who have dissented as provided above of:

    (1) the address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

    (2) any restriction on transfer of uncertificated shares that will apply after the demand for payment is received;

    (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

    (4) a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

    To receive the fair value of the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is given by the Company when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of the first notice of intent to demand payment. After the effective date of the Reincorporation, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of such shareholders shares, plus interest.

    If a dissenter believes that the amount remitted by the Company is less than the fair value of the shares, with interest, the shareholder may give written notice to the Company of the dissenting shareholder's estimate of fair value, with interest, within 30 days after the Company mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY.

    Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded or agreed to after discussion between the shareholder and the Company or to file in court a petition requesting that the court determine the fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by the Company or a shareholder. The and expenses of the court proceeding will be assessed against the Company, except that the court may costs assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith.

    The fair value of the Company's shares means the fair value of the shares immediately before the effectiveness of the merger. Under Section 302A.471, a shareholder of the Company has no right at law or equity to set aside the consummation of the Merger, except if such consummation is fraudulent with respect to such shareholder or the Company.

    Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with the Company.

    REQUIRED VOTE

    The Minnesota Business Corporation Act requires an affirmative vote of a majority of outstanding shares of Common Stock to authorize the Reincorporation and Merger. The enclosed form of Proxy provides a means for shareholders to vote for the Reincorporation and Merger, to vote against the Reincorporation and Merger, or to abstain from voting with respect to the Reincorporation and Merger. Each properly executed proxy received in time for the meeting will be voted at the meeting as specified therein. IF A SHAREHOLDER EXECUTES AND RETURNS A PROXY BUT DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY SUCH SHAREHOLDER'S PROXY WILL BE VOTED FOR THE REINCORPORATION AND MERGER. A vote for the proposal will constitute specific approval of the Reincorporation and Merger, XBOX's Certificate, bylaws, and all transactions and proceedings related to the Reincorporation and the Merger described in this Proxy Statement.

BOARD OF DIRECTORS' RECOMMENDATION

    The Board of Directors recommends a vote FOR approval of the proposal to change the state of incorporation from Minnesota to Delaware. The affirmative vote of a majority of outstanding shares of the Common Stock of the Company necessary for approval of the amendment. A vote for the proposal will constitute specific approval of the Reincorporation and Merger, XBOX's Certificate, bylaws, and all transactions and proceedings related to the Reincorporation and the Merger described in this Proxy Statement. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR approval of the proposal to change the state of incorporation from Minnesota to Delaware.

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS
                                   PROPOSAL 4

PROPOSAL

    The Board has appointed Ernst & Young LLP, independent certified public accountants, as auditors of the Company for the year ending August 31, 2000. Although it is not required to do so, the Board wishes to submit the selection of Ernst & Young LLP to the shareholders for ratification. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

BOARD OF DIRECTORS' RECOMMENDATION

    The Board recommends a vote FOR ratification of the appointment of Ernst & Young LLP as auditors of the Company for the year ending August 31, 2000. The affirmative vote of the holders of a majority of shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Ernst & Young LLP.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended August 31, 1999 each of Messrs. van Leeuwen, van Luttikhuezn and Pietra filed late Form 3s reporting beneficial ownership of the Company's securities. All such required reports have subsequently been filed.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Proposals of shareholders intended to be included in the proxy statement and proxy card relating to the next Annual Meeting must be received by the Company at its principal executive offices on or before August 24, 2000. Any proposal submitted after November 7, 2000 for discussion at the next Annual Meeting will be considered untimely.

                                 OTHER MATTERS

    The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

                     INFORMATION INCORPORATED BY REFERENCE

    The Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1999 as filed by the Company with the Commission (Commission File No. 0-27928), is incorporated by reference into this proxy statement.

                          ANNUAL REPORT ON FORM 10-KSB

    The Company has included with this proxy statement a copy of its Annual Report on Form 10-KSB (exclusive of exhibits) for the fiscal year ended August 31, 1999.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Thomas A. Letscher
                                          Thomas A. Letscher
                                          SECRETARY

Minneapolis, Minnesota
December 22, 1999

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is made as of this
      day of             , 2000, by and between Nicollet Process
Engineering, Inc., a Minnesota corporation ("NPE"), and XBOX
Technologies, Inc., a Delaware corporation ("XBOX"). NPE and XBOX, are sometimes referred to hereinafter as the "Constituent Corporations."

    WHEREAS, the authorized capital stock of NPE consists of: 50,000,000 shares
of no par value Common Stock, of which             shares are issued and
outstanding; and 5,000,000 shares of no par value Preferred Stock undesignated
as to series, of which       shares are issued and outstanding; and

    WHEREAS, upon completion of the merger contemplated hereby, the authorized capital stock of XBOX will consist of: 75,000,000 shares of Common Stock, par
value $.10 per share,             shares of which will be issued and
outstanding; 5,000,000 shares of undesignated stock, par value $.10 per share, none of which will be issued and outstanding; and

    WHEREAS, the directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that NPE merge with and into XBOX upon the terms and conditions herein provided;

    WHEREAS, the parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Merger Agreement and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that NPE shall merge with and into XBOX on the following terms and conditions:

                                   ARTICLE 1.
                       TERMS AND CONDITIONS OF THE MERGER

    1.1 MERGER. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, NPE shall be merged with and into XBOX (the "Merger"), and XBOX shall survive the Merger.

    1.2 EFFECTIVE DATE. The Merger shall be effective upon the filing of this Merger Agreement, together with appropriate articles of merger or a certificate of merger with respect thereto, with the Secretaries of State of the States of Minnesota and Delaware, as provided by the Minnesota Business Corporation Act and the Delaware General Corporation Law (the "Effective Date").

    1.3 SURVIVING CORPORATION. On the Effective Date, XBOX, as the surviving corporation (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Delaware and shall succeed to all of the rights, privileges, powers and property of NPE in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law, and the separate corporate existence of NPE, except insofar as it may be continued by operation of law, shall cease and be terminated.

    1.4 CAPITAL STOCK OF NPE AND XBOX. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

        (a) Each share of Common Stock of NPE issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of the Common Stock of XBOX;

        (b) Each Share of Preferred Stock of NPE issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of preferred stock of XBOX; and

        (c) Each share of Common Stock of XBOX issued and outstanding immediately prior thereto (1,000 shares held by NPE) shall be canceled and returned to the status of authorized but unissued shares.

    1.5 STOCK CERTIFICATES. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the capital stock of NPE shall be deemed for all purposes to evidence ownership and to represent an equal number of shares of the capital stock of XBOX and shall be so registered on the books and records of XBOX or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to XBOX or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of XBOX evidenced by such outstanding certificate as above provided. After the Effective Date, whenever certificates which formerly represented shares of NPE are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of XBOX in accordance with Section 1.4 above.

    1.6 STOCK OPTIONS AND WARRANTS. Upon the Effective Date, each outstanding option or warrant to purchase capital stock of NPE shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of XBOX Common Stock which is equal to the number of shares of NPE Common Stock which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Exercise Time (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Time.

    1.7 OTHER EMPLOYEE BENEFIT PLANS. XBOX will assume all of the obligations of NPE under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

                                   ARTICLE 2.
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. On the Effective Date, the Certificate of Incorporation of XBOX in effect immediately prior thereto shall be the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2 BYLAWS. The Bylaws of XBOX in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS. The directors of NPE immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

    2.4 OFFICERS. The officers of NPE immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

                                   ARTICLE 3.
                                 MISCELLANEOUS

    3.1 FURTHER ASSURANCES. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of NPE such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of NPE and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of NPE or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    3.2 AMENDMENT. At any time before the date of filing, this Merger Agreement may be amended in any manner (except that any of the principal terms may not be amended without the approval of the shareholders of NPE if such amendment would in the sole discretion of the respective Boards of Directors of NPE and XBOX have a material adverse effect on the rights of such shareholders) as may be determined in the judgment of the respective Boards of Directors of NPE and XBOX to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

    3.3 CONDITIONS OF MERGER. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

        (a) The Merger shall have been approved by the shareholders of NPE in accordance with the Minnesota Business Corporation Act;

        (b) NPE as sole shareholder of XBOX shall have approved the Merger in accordance with the Delaware General Corporation Law;

        (c) Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of NPE to be material to consummation of the Merger shall have been obtained.

    3.4 ABANDONMENT OR DEFERRAL. At any time before the date of filing, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Merger Agreement by the shareholders of NPE, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. This Merger Agreement may be terminated at any time by the Board of Directors of NPE in the event that the number of shares as to which shareholders have properly exercised their rights under Section 302A.471 of the Minnesota Business Corporation Act is such that it is impracticable, in the sole judgment and discretion of such Board of Directors, to proceed with the consummation of the Merger. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that NPE shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.

    3.5 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

    IN WITNESS WHEREOF, the Merger Agreement, having first been duly approved by the Boards of Directors of NPE and XBOX, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

ATTEST:

By ---------------------------------------                  By ---------------------------------------

Its ----------------------------------------                Its ----------------------------------------

ATTEST:

By ---------------------------------------                  By ---------------------------------------

Its ----------------------------------------                Its ----------------------------------------

                                                                      APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                            XBOX TECHNOLOGIES, INC.

                                   ARTICLE I.

    The name of this corporation is XBOX Technologies, Inc.

                                  ARTICLE II.

    The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent is The Corporation Trust Corporation.

                                  ARTICLE III.

    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV.

    The name and mailing address of the incorporator is:

NAME                                   MAILING ADDRESS
----                                   ---------------
Phillip B. Martin                      Oppenheimer Wolff & Donnelly LLP
                                       45 South Seventh Street
                                       Suite 2900
                                       Minneapolis, MN 55402

                                   ARTICLE V.

    The aggregate number of shares of stock that the Corporation has the authority to issue is eighty million (80,000,000) shares, consisting of seventy-five million (75,000,000) shares of common stock, $0.10 par value (the "COMMON STOCK") and five million (5,000,000) shares of undesignated stock, $0.10 par value (the "UNDESIGNATED STOCK"). The Board of Directors is authorized to establish, from the authorized shares of Undesignated Stock, one or more classes or series of shares, to designate each such class and series, and to fix the rights and preferences of each such class and series, including without limitation such voting powers (full or limited or no voting powers), such preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions as shall be stated and expressed in the resolution or resolutions providing for the issue of such class or series as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.

                                  ARTICLE VI.

    The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) and shall be determined from time to time by the Board of Directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

                                  ARTICLE VII.

    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws of the Corporation.

                                 ARTICLE VIII.

    The Corporation shall indemnify, to the fullest extent authorized or permitted by law, as the same exists or may hereafter be amended, any person who was or is made or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of any other company, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise; provided, however, that the Corporation shall not indemnify any director or officer in connection with any action by such director or officer against the Corporation unless the Corporation shall have consented to such action. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation. No amendment or repeal of this Article IX shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omission occurring prior to such amendment or repeal.

                                  ARTICLE IX.

    No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director, except to the extent provided by applicable law
(i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to
Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                                   ARTICLE X.

    The Corporation reserves the right to amend, alter, change, or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                  ARTICLE XI.

    Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

    The undersigned being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby make this Certificate, hereby declaring and certifying that this is the undersigned's act and deed and the facts herein stated are
true, and accordingly has hereunto set the undersigned's hand this     day of
December, 1999.

                                          --------------------------------------
                                          Phillip B. Martin, Incorporator

                                                                      APPENDIX C

                                     BYLAWS
                                       OF
                            XBOX TECHNOLOGIES, INC.,
                             A DELAWARE CORPORATION
                     (hereinafter called the "Corporation")

                                   ARTICLE I
                                    OFFICES

    SECTION 1. REGISTERED OFFICE. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

    SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    SECTION 1. PLACE OF MEETINGS. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

    SECTION 2. ANNUAL MEETINGS. The annual meetings of stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

    SECTION 3. SPECIAL MEETINGS. Unless otherwise prescribed by law or by the Certificate of Incorporation, special meetings of stockholders, for any purpose or purposes, may be called by (i) the Chair, if there be one, (ii) the President and the Chief Executive Officer or (iii) the stockholders owning a majority of the voting power of the outstanding shares entitled to vote, and shall be called by any such officer at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.

    SECTION 4. NOTICE. Written or printed notice of every annual or special meeting of the stockholders, stating the place, date, time, and, in the case of special meetings, the purpose or purposes, of such meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10), nor more than sixty (60), days before the date of the meeting. All such notices shall be delivered, either personally or by mail, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his or her address at it appears on the records of the Corporation, with postage prepaid.

    SECTION 5. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes, or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

    SECTION 6. STOCKHOLDER PROPOSALS. At an annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been properly brought before such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of such meeting (or any supplement thereto) given or at the direction of the Board of Directors,
(ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before such meeting by a stockholder. Without limiting the foregoing, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereby in writing to the Secretary of the Corporation. To be timely, such stockholder notice must be delivered in writing either by personal delivery or by registered or certified mail, return receipt requested, to the principal executive office of the Corporation (addressed to the Secretary) and received by the Corporation not less than ninety (90) calendar days prior to the anniversary date of the release of the Corporation's proxy statement to its stockholders in connection with the preceding year's annual meeting of its stockholders, except that if no annual meeting of its stockholders was held in the previous year or the date of the annual meeting of its stockholders has been changed by more than sixty (60) calendar days from the anniversary of the annual meeting of its stockholders as stated in the previous year's proxy statement, a proposal of a stockholder shall be received by the Corporation a reasonable time before the solicitation is made. Such stockholder's notice shall set forth, as to each matter such stockholder proposes to bring before an annual meeting, (i) a brief description of the business desired to be brought before such annual meeting and the reason for conducting such business at the annual meeting, (ii) a representation that such stockholder is a holder of record of stock of the Corporation entitled to vote with respect to such business and that such stockholder intends to appear in person or by proxy at the annual meeting to move the consideration of such business, (iii) the name and address, as they appear on the Corporation's books of the stockholder proposing such business, (iv) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder, and (v) any interest of such stockholder in such business. Notwithstanding anything in the Bylaws of the Corporation to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 6. The Chair of an annual meeting may refuse to acknowledge a motion to consider any business that such person determines was not made in compliance with the foregoing procedures and if such person should so determine and declare to such meeting, then any such business not properly brought before such meeting shall not be transacted.

    SECTION 7. QUORUM. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

    SECTION 8. VOTING. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote. Each stockholder represented at a meeting of stockholders shall be entitled to cast one (1) vote for each share of the capital stock entitled to vote held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three
(3) years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

    SECTION 9. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Any action required or permitted to be taken at any Annual or Special Meeting of Stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

    SECTION 10. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

    SECTION 11. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 7 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                                  ARTICLE III
                                   DIRECTORS

    SECTION 1. NUMBER AND TERM OF OFFICE. The number of directors which shall constitute the entire Board of Directors, which shall not be less than one (1), shall be determined from time to time by the Board of Directors. Directors shall hold office until expiration of the terms for which they were elected and qualified.

    SECTION 2. REMOVAL. Any director may be removed from office as a director at any time by the stockholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director.

    SECTION 3. VACANCIES. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.

    SECTION 4. DUTIES AND POWERS. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

    SECTION 5. MEETINGS. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chair, if there be one, the President and/or the Chief Executive Officer or any two directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight
(48) hours before the date of the meeting, by telephone, facsimile, e-mail or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

    SECTION 6. QUORUM. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    SECTION 7. ACTIONS OF BOARD. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

    SECTION 8. MEETINGS BY MEANS OF TELEPHONE CONFERENCE. Unless otherwise provided by the Certificate of Incorporation or these Bylaws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 8 shall constitute presence in person at such meeting.

    SECTION 9. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board if Directors in the management of the business and affairs of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

    SECTION 10. COMPENSATION. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

    SECTION 11. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose if: (i) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

    SECTION 1. GENERAL. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Board of Directors, in its discretion, may also choose a Chair of the Board of Directors (who must be a director) and one
(1) or more Vice Presidents, Assistant Secretaries, Assistant Financial Officers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chair of the Board of Directors, need such officers be directors of the Corporation.

    SECTION 2. ELECTION. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

    SECTION 3. VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President and Chief Executive Officer or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

    SECTION 4. CHAIR OF THE BOARD OF DIRECTORS. The Chair of the Board of Directors, if there be one, shall reside at all meetings of the stockholders and of the Board of Directors. If there be no Chief Executive Officer or President, the Chairman of the Board, shall be the Chief Executive Officer of the Corporation, and except where by law the signature of the Chief Executive Officer is required, the Chair of the Board of Directors shall possess the same power as the Chief Executive Officer to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President and Chief Executive Officer, the Chair of the Board of Directors shall exercise all the powers and discharge all the duties of the President and Chief Executive Officer. The Chair of the Board of Directors shall also perform such other duties and may from time to time exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

    SECTION 5. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer if there be one shall, subject to the control of the Board of Directors and, if there be one, the Chair of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall execute all bonds, mortgages, and other contracts of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed or except where the signing and execution thereof shall be expressly designated by the Board of Directors and to some other officer or agent of the Corporation. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the Chief Executive Officer shall preside at all meetings of the stockholders and the Board of Directors.

    SECTION 6. PRESIDENT. The President, if there be one, shall be subject to the control of the Board of Directors and, if there be one, the Chief Executive Officer, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall execute bonds, mortgages and other contracts of the Corporation, except where required or permitted by law to be otherwise signed and executed or except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. In the absence or disability of the Chairman of the Board of Directors and the Chief Executive Officer, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation.

    SECTION 7. VICE PRESIDENTS. At the request of the Chief Executive Officer or in his or her absence or in the event of his or her inability or refusal to act (and if there be no Chair of the Board of Directors or President), the Vice President or the Vice Presidents if there is more than one (1) (in the order designated by the Board of Directors) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chair of the Board of Directors, no President and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

    SECTION 8. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he or she shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed, are properly kept or filed, as the case may be.

    SECTION 9. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The

Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

    SECTION 10. ASSISTANT SECRETARIES. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, if there be one, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his or her disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

    SECTION 11. ASSISTANT FINANCIAL OFFICERS. Assistant Financial Officers, if there be any; shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, if there be one, any Vice President, if there be one, or the Chief Financial Officer, and in the absence of the Chief Financial Officer or in the event of his or her disability or refusal to act, shall perform the duties of the Chief Financial Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer. If required by the Board of Directors, an Assistant Financial Officers shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from or her office, of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

    SECTION 12. OTHER OFFICERS. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                   ARTICLE V
                                     STOCK

    SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation
(i) by the Chair of the Board of Directors, the Chief Executive Officer, the President or a Vice President and (ii) by the Chief Financial Officer or an Assistant Financial Officer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him, her or it in the Corporation.

    SECTION 2. SIGNATURES. Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee, or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he, she or it were such officer, transfer agent or registrar at the date of issue.

    SECTION 3. LOST CERTIFICATES. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his, her or its legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

    SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his, her or its attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

    SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten
(10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    SECTION 6. BENEFICIAL OWNERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                   ARTICLE VI
                                    NOTICES

    SECTION 1. NOTICES. Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile, telegram, telex, e-mail or cable and will be deemed given when delivered or transmitted.

    SECTION 2. WAIVERS OF NOTICE. Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                  ARTICLE VII
                               GENERAL PROVISIONS

    SECTION 1. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

    SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

    SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

    SECTION 4. CORPORATE SEAL. The Corporation may, but need not, have a corporate seal. In the event the Corporation has a seal, the seal need not be affixed for any contract, resolution or other document executed by or on behalf of the Corporation to be valid and duly authorized.

                                  ARTICLE VIII
                                INDEMNIFICATION

    SECTION 1. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this
Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    SECTION 2. POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    SECTION 3.  AUTHORIZATION OF INDEMNIFICATION.  Indemnification under this
Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or
Section 2 of this Article VIII, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith, without the necessity of authorization in the specific case.

    SECTION 4.  GOOD FAITH DEFINED.  For purposes of any determination under
Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if his or her action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him or her by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this
Article VIII, as the case may be.

    SECTION 5. INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director, officer, employee or agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standards of conduct set forth in Sections 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director, officer, employee or agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director, officer, employee or agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

    SECTION 6. EXPENSES PAYABLE IN ADVANCE. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

    SECTION 7.  NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF
EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

    SECTION 8. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify him or her against such liability under the provisions of this
Article VIII.

    SECTION 9. CERTAIN DEFINITIONS. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was a director or officer or such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this
Article VIII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

    SECTION 10. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The Indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE IX
                                   AMENDMENTS

    SECTION 1. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon.

    SECTION 2. ENTIRE BOARD OF DIRECTORS. As used in this Article IX and in these Bylaws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.

                                                        Dated: December   , 1999

                                                                      APPENDIX D

SECTION 302A.471.  RIGHTS OF DISSENTING SHAREHOLDERS.

SUBDIVISION 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

        (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

           (1) alters or abolishes a preferential right of the shares;

           (2) creates, alters or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

           (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

           (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control shares acquisition does not give rise to the right to obtain payment under this section;

        (b) A sale, lease, transfer or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

        (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

        (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

        (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

SUBDIVISION 2.  BENEFICIAL OWNERS.

        (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

        (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

SUBDIVISION 3.  RIGHTS NOT TO APPLY.

        (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

        (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

SUBDIVISION 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

SECTION 302A.473.  PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

SUBDIVISION 1. DEFINITIONS. For purposes of this section, the terms defined in this subdivision have the meanings given them.

        (a) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1, or the successor by merger of that issue.

        (b) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

        (c) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

SUBDIVISION 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1, is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

SUBDIVISION 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholder, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

SUBDIVISION 4.  NOTICE OF PROCEDURES; DEPOSIT OF SHARES.

        (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

           (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

           (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

           (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payments; and

           (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

        (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

SUBDIVISION 5.  PAYMENT; RETURN OF SHARES.

        (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

           (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

           (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

           (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

        (b) The corporation may not withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

        (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

SUBDIVISION 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

SUBDIVISION 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that received a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this preceding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

SUBDIVISION 8.  COST; FEES; EXPENSES.

        (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

        (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured in those actions.

        (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                                                      APPENDIX E

                       NICOLLET PROCESS ENGINEERING, INC.
                 1995 AMENDED AND RESTATED STOCK INCENTIVE PLAN

    SECTION 1. PURPOSE OF PLAN. The purpose of the Nicollet Process Engineering, Inc. 1995 Amended and Restated Stock Incentive Plan (the "Plan") is to advance the interests of Nicollet Process Engineering, Inc. (the "Company") and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

    SECTION 2. DEFINITIONS. The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

    (a) "BOARD" means the Board of Directors of the Company.

    (b) "BROKER EXERCISE NOTICE" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

    (c) "CHANGE IN CONTROL" means an event described in Section 13(a) of the Plan.

    (d) "CODE" means the Internal Revenue Code of 1986, as amended.

    (e) "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

    (f) "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4(c) of the Plan.

    (g) "DISABILITY" means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

    (h) "ELIGIBLE RECIPIENTS" means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

    (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    (j) "FAIR MARKET VALUE" means, with respect to the Common Stock, the following:

        (i) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the Nasdaq National Market, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the Nasdaq National Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade).

        (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the Nasdaq National Market, and bid and asked prices therefor in the over-the-counter market are reported by the Nasdaq SmallCap Market or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the Nasdaq SmallCap Market, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service).

        (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the Nasdaq National Market, and such bid and asked prices are not so reported, such price as the

    Committee determines in good faith in the exercise of its reasonable discretion. The Committee shall not be required to obtain an appraisal within six months of the adoption of the Plan. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Board of the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

    (k) "INCENTIVE AWARD" means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

    (l) "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an 'incentive stock option' within the meaning of Section 422 of the Code.

    (m) "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

    (n) "OPTION" means an Incentive Stock Option or a Non-Statutory Stock
Option.

    (o) "PARTICIPANT" means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

    (p) "PERFORMANCE UNIT" means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established performance or other goals.

    (q) "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

    (r) "RESTRICTED STOCK AWARD" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

    (s) "RETIREMENT" means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company's plan or practice for purposes of this determination.

    (t) "SECURITIES ACT" means the Securities Act of 1933, as amended.

    (u) "STOCK APPRECIATION RIGHT" means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

    (v) "STOCK BONUS" means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

    (w) "SUBSIDIARY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

    (x) "TAX DATE" means the date any withholding tax obligation arises under the Code for a Participant with respect to an Incentive Award.

    SECTION 3.  PLAN ADMINISTRATION.

    (a) THE COMMITTEE. The Plan will be administered by the Board or by a committee of the Board consisting of not less than two persons; provided, however, that from and after the date on which the Company first registers a class of its equity securities under Section 12 of the Exchange Act, the Plan will be administered by a committee consisting solely of not less than two members of the Board who are "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act (the "Committee"). To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

    (b) AUTHORITY OF THE COMMITTEE.

        (i) In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following:
    (A) the Eligible Recipients to be selected as Participants; (B) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (C) the time or times when Incentive Awards will be granted; (D) the duration of each Incentive Award; and (E) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject. In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

        (ii) The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification. No amendment or modification to an Incentive Award, however, whether pursuant to this
    Section 3(b) or any other provisions of the Plan, will be deemed to be a regrant of such Incentive Award for purposes of this Plan.

       (iii) In the event of (A) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other change in corporate structure or shares, (B) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, (C) any change in accounting principles or practices, or (D) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

    SECTION 4.  SHARES AVAILABLE FOR ISSUANCE.

    (a) MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 3,00,000 shares of Common Stock, plus any shares of Common Stock which, as of the date the Plan is approved by the shareholders of the Company, are reserved for issuance under the Company's 1990 Stock Option Plan, and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plan. Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options or Stock Appreciation Rights, or any other Incentive Awards with a value based solely on an increase in the value of the Common Stock after the date of grant, relating to more than 500,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4(c) of the Plan); provided, however, that a Participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Options, Stock Appreciation Rights or such other Incentive Awards relating to up to 700,000 shares of Common Stock (subject to adjustment as provided in Section 4(c) of the Plan).

    (b) ACCOUNTING FOR INCENTIVE AWARDS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan. Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award, however, will not become available for further issuance under the Plan.

    (c) ADJUSTMENTS TO SHARES AND INCENTIVE AWARDS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities available for issuance under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number, kind and, where applicable, exercise price of securities subject to outstanding Incentive Awards.

    SECTION 5. PARTICIPATION. Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

    SECTION 6.  OPTIONS.

    (a) GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option. To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an "incentive stock option" for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

    (b) EXERCISE PRICE. The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant, provided that (i) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (ii) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

    (c) EXERCISABILITY AND DURATION. An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Option may be exercisable after 10 years from its date of grant.

    (d) PAYMENT OF EXERCISE PRICE. The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.

    (e) MANNER OF EXERCISE. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company (Attention: Chief Financial Officer) at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with
Section 6(d) of the Plan.

    SECTION 7.  STOCK APPRECIATION RIGHTS.

    (a) GRANT. An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as will be determined by the Committee in its sole discretion.

    (b) EXERCISE PRICE. The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

    (c) EXERCISABILITY AND DURATION. A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable ^ after 10 years from its date of grant. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6(e) of the Plan.

    SECTION 8.  RESTRICTED STOCK AWARDS.

    (a) GRANT. An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

    (b) RIGHTS AS A SHAREHOLDER; TRANSFERABILITY. Except as provided in Sections 8(a), 8(c) and 14(c) of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

    (c) DIVIDENDS AND DISTRIBUTIONS. Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

    (d) ENFORCEMENT OF RESTRICTIONS. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company's transfer agent.

    SECTION 9. PERFORMANCE UNITS. An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria. The Committee will have the sole discretion either to determine the form in which payment of the economic value of vested Performance Units will be made to the Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by the Participant of the form of such payment.

    SECTION 10. STOCK BONUSES. An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

    SECTION 11.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

    (a) TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. In the event a Participant's employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

        (i) All outstanding Options and Stock Appreciation Rights then held by the Participant will become immediately exercisable in full and will remain exercisable for a period of one year (three months in the case of Retirement) after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

        (ii) All Restricted Stock Awards then held by the Participant will become fully vested; and

       (iii) All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

    (b) TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT.

        (i) In the event a Participant's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause," all outstanding Options or Stock Appreciation Rights then held by such Participant will remain exercisable to the extent exercisable as of such termination for a period of three months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

        (ii) For purposes of this Section 11(b), "cause" (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (A) dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any Subsidiary, (B) any unlawful or criminal activity of a serious nature, (C) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant's overall duties, or (D) any material breach of any employment, service, confidentiality or noncompete agreement entered into with the Company or any Subsidiary.

    (c) MODIFICATION OF RIGHTS UPON TERMINATION. Notwithstanding the other provisions of this Section 11, upon a Participant's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date.

    (d) BREACH OF CONFIDENTIALITY OR NONCOMPETE AGREEMENTS. Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality or noncompete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

    (e) DATE OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless the Committee otherwise determines in its sole discretion, a Participant's employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

    SECTION 12.  PAYMENT OF WITHHOLDING TAXES.

    (a) GENERAL RULES. The Company is entitled to (i) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

    (b) SPECIAL RULES. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 11(a) of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.

    SECTION 13.  CHANGE IN CONTROL.

    (a) CHANGE IN CONTROL. For purposes of this Section 13, a "Change in Control" of the Company will mean the following:

        (i) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company,

        (ii) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

       (iii) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Incumbent Directors (as defined in Section 13(b) below), or (B) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

        (iv) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Incumbent Directors, or
    (B) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Incumbent Directors);

        (v) the Incumbent Directors cease for any reason to constitute at least a majority of the Board; or

        (vi) any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements.

    (b) INCUMBENT DIRECTORS. For purposes of this Section 13, "Incumbent Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

    (c) ACCELERATION OF VESTING. Without limiting the authority of the Committee under Section 3(b) of the Plan, if a Change in Control of the Company occurs, then, if approved by the Committee either in the agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non-forfeitable; and (c) all outstanding Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

    (d) CASH PAYMENT FOR OPTIONS. If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Incentive Award at the time of grant or at any time after the grant of an Incentive Award, and without the consent of any Participant effected thereby, may determine that some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

    (e) LIMITATION ON CHANGE IN CONTROL PAYMENTS.  Notwithstanding anything in
Section 13(c) or 13(d) of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13(c) or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13(d) (which acceleration or payment could be deemed a "payment" within the meaning of Section 280G(b)(2) of the
Code), together with any other "payments" which such Participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such Participant pursuant to Section 13(c) or 13(d) of the Plan will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will not be reduced or that the Participant will have the discretion to determine which "payments" will be reduced), then the limitations of this Section 13(e) will not apply, and any "payments" to a Participant pursuant to Section 13(c) or 13(d) of the Plan will be treated as "payments" arising under such separate agreement.

    SECTION 14.  RIGHTS OF ELIGIBLE RECIPIENTS AND PARTICIPANTS;
TRANSFERABILITY.

    (a) EMPLOYMENT OR SERVICE. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

    (b) RIGHTS AS A SHAREHOLDER. As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

    (c) RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 10 of the Plan) may be made by, the Participant's legal representatives, heirs and legatees.

    (d) NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

    SECTION 15. SECURITIES LAW AND OTHER RESTRICTIONS. Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (i) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (ii) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

    SECTION 16. PLAN AMENDMENT, MODIFICATION AND TERMINATION. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any stock exchange or Nasdaq. No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive

Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 4(c) and 13 of the Plan.

    SECTION 17. EFFECTIVE DATE AND DURATION OF THE PLAN. The Plan is effective as of January 1, 1995, the date it was adopted by the Board. The Plan will terminate at midnight on January 1, 2005, and may be terminated prior to such time to by Board action, and no Incentive Award will be granted after such termination. Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

    SECTION 18.  MISCELLANEOUS.

    (a) GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

    (b) SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

                                                    NICOLLET PROCESS
                                                    ENGINEERING, INC.

                                              ANNUAL MEETING OF SHAREHOLDERS

                                                 FRIDAY, JANUARY 28, 2000
                                                        [9:00 a.m.]
                                                       MAYFAIR HOTEL
                                                   3000 Florida Avenue
                                                 Coconut Grove, FL 33133




NICOLLET PROCESS ENGINEERING, INC.
2665 South Bayshore Drive
Suite PH28
Coconut Grove, FL 33133
[Company Address, City, State, Zip]                                      PROXY
______________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NICOLLET PROCESS ENGINEERING, INC.

The undersigned hereby appoints Bart Budman and Roy Garcia, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Nicollet Process Engineering, Inc. held of record by the undersigned on December 16, 1999 at the Annual Meeting of Shareholders to be held on January 28, 2000 or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





                    SEE REVERSE FOR VOTING INSTRUCTIONS

                          - PLEASE DETACH HERE -



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1, 2, 3 AND 4.

1. Election of directors:  01 Andrew K. Boszhardt, Jr.  02 Thomas W. Bugbee         / /  FOR all           / /  AGAINST all
                           03 John Van Leeuwen          04 Manuel Schiappa Pietra        nominees listed        nominees listed


                                            ----------------------------------
(INSTRUCTIONS: TO VOTE AGAINST ANY
INDIVIDUAL NOMINEE, WRITE THE
NUMBER(S) OF THE NOMINEE(S) IN THE
BOX PROVIDED TO THE RIGHT.)
                                            ----------------------------------


2. Proposal to amend the company's 1995 amended and        / / For   / / Against   // Abstain
   restated stock incentive plan to increase the
   number of shares available for issuance
   thereunder to 7,800,000.

3. Proposal to change the state of incorporation of        / / For  / / Against   // Abstain
   the company from Minnesota to Delaware, the
   effect of which would result in a change of the
   company's name from "Nicollet Process Engineering,
   Inc." to "XBOX Technologies, Inc." and increase the
   number of authorized shares of capital stock from
   55,000,000 to 80,000,000, consisting of 75,000,000
   shares of common stock $.10 par value, and 5,000,000
   shares of undesignated stock, $.10 par value.

4. Proposal to ratify the appointment of Ernst & Young     / / For  / / Against   // Abstain
   LLP, Certified Public Accountants, as independent
   auditors of the company for the year ending August
   31, 2000.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address Change? Mark Box / /
Indicate changes below


                                         Dated: _________________________, 1999

                                         --------------------------------------


                                         --------------------------------------

                                         SIGNATURE(S) IN BOX
                                         (If there are co-owners both must sign)
                                         THIS PROXY, WHEN PROPERLY EXECUTED,
                                         WILL BE VOTED IN THE  MANNER DIRECTED
                                         HEREIN BY THE UNDERSIGNED SHAREHOLDER.
                                         IF NO DIRECTION IS MADE, THIS PROXY
                                         WILL BE VOTED FOR ALL NOMINEES NAMED
                                         IN PROPOSAL 1 ABOVE AND FOR PROPOSALS
                                         2, 3 AND 4. WHEN SHARES ARE HELD BY
                                         JOINT TENANTS, BOTH SHOULD SIGN. WHEN
                                         SIGNING AS ATTORNEY, EXECUTOR,
                                         ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                         PLEASE GIVE FULL TITLE AS SUCH. IF A
                                         CORPORATION, PLEASE SIGN IN FULL
                                         CORPORATE NAME BY PRESIDENT OR OTHER
                                         AUTHORIZED OFFICER. IF A PARTNERSHIP
                                         OR LIMITED LIABILITY COMPANY, PLEASE
                                         SIGN IN PARTNERSHIP OR APPLICABLE
                                         ENTITY NAME BY AUTHORIZED PERSON.